                                                                    Exhibit 99.1

[SunTrust Logo]

                                                                    NEWS RELEASE
Contact:
Investors           Media
Greg Ketron         Barry Koling
(404) 827-6714      (404) 230-5268

  For Immediate Release
  ---------------------
  July 19, 2005

                  SUNTRUST REPORTS SECOND QUARTER 2005 EARNINGS
  POSITIVE OPERATING TRENDS CONTINUE, FUELED BY STRONG LOAN AND DEPOSIT GROWTH

ATLANTA-- SunTrust Banks, Inc. (NYSE: STI) today reported net income for the second quarter of 2005 of $465.7 million, up from $386.6 million in the second quarter of 2004. Net income per diluted share was $1.28, down from the $1.36 per diluted share earned in the second quarter of 2004. Operating income per diluted share was $1.37, up 1% from the second quarter of 2004. Operating income does not include $33.6 million of after-tax merger charges incurred in the second quarter of 2005 associated with SunTrust's acquisition of National Commerce
Financial Corporation (NCF), which closed on October 1, 2004.

         "Strong revenue growth coupled with effective cost control led to the continuation of positive operating trends this quarter," said L. Phillip Humann,
SunTrust Chairman and Chief Executive Officer. "Hallmarks of the quarter included significant loan and deposit growth, evidence of the success that sales and customer retention initiatives are having. In addition, credit quality remained excellent with charge-offs near historically low levels. These positive trends helped offset an increase in provision for loan losses necessary to accommodate another quarter of very strong loan growth."

DISCUSSION OF HISTORICAL RESULTS AND ESTIMATED HISTORICAL COMBINED RESULTS
--------------------------------------------------------------------------

         In order to assist investors in comparing the financial results of the now-combined SunTrust and NCF, estimated historical combined information for the second quarter and first six months of 2004 is presented as if the merger had been completed at the beginning of the period presented. In management's view, the estimated historical combined financial results assist investors in better understanding the comparative performance and underlying growth dynamics of the combined Company. For further information regarding the estimated historical combined financial information, including reconciliations of certain financial information, please see Appendix B.

         Furthermore, NCF's systems applications were converted to SunTrust's systems applications in April 2005. In some cases, NCF classified loans and deposits differently for financial reporting compared to the SunTrust methodology. While prior to the conversion NCF loan and deposit accounts were mapped as closely as possible to SunTrust classifications, it was anticipated that additional reclassifications could occur once the system conversions were completed. As a result, to better ascertain underlying growth dynamics of the combined Company, sequential annualized growth rates adjusted for estimated reclassifications have been provided. In management's view, sequential annualized growth rates adjusted for estimated reclassifications assist investors in better understanding the comparative performance and underlying growth dynamics of loans and deposits for the combined Company. For further information regarding the consolidated daily average balances for loans and deposits for the first and second quarters of 2005, adjusted for estimated reclassifications that arose as a result of the systems conversions, please see
Appendix C.

SECOND QUARTER 2005 SUMMARY:



                                                                                              ESTIMATED
                                                                                              HISTORICAL      ESTIMATED
                                                                                              COMBINED        HISTORICAL
                                                  2ND QUARTER    2ND QUARTER     REPORTED     2ND QUARTER     COMBINED
                                                     2005            2004        % CHANGE         2004        % CHANGE
                                                 -------------- ------------- ------------- --------------- --------------

INCOME STATEMENT

(Dollars in millions except per share data)
Net income                                              $465.7        $386.6          20%          $471.7           (1)%
Operating net income (1)                                 499.3         386.6          29%           471.7             6%
Net income per diluted share                              1.28          1.36         (6)%              NR
Operating net income per diluted share (2)                1.37          1.36           1%              NR
Revenue                                                1,913.3       1,507.8          27%         1,828.3             5%
Revenue excluding securities gains and losses          1,913.4       1,516.8          26%         1,837.3             4%
Noninterest expense                                    1,172.8         928.4          26%         1,103.1             6%
Noninterest expense before amortization of
  intangible assets and merger expense                 1,088.7         913.9          19%         1,075.6             1%
Efficiency ratio                                        61.30%        61.58%                           NR
Operating efficiency ratio (3)                          58.46%        61.58%                           NR

BALANCE SHEET
(Dollars in billions)
Average loans                                           $107.0         $80.9          32%           $94.7            13%
Average customer deposits                                 93.1          73.2          27%            86.6             8%

ASSET QUALITY
(Dollars in millions)
Net charge-offs to average loans                         0.13%         0.19%                           NR
Net charge-offs                                          $35.4         $37.6         (6)%              NR


o     Total average loans increased 13% and total average consumer and commercial deposits increased 8% from the second quarter of 2004 on an estimated historical combined basis, reflecting the effectiveness of
      SunTrust's company-wide sales focus.

o    Total revenue increased 5% from the second quarter of 2004 on an estimated historical combined basis, driven by fully taxable net interest income growth of 6% and noninterest income growth of 3%.

o    Noninterest expense before amortization of intangible assets and merger expense increased only 1% from the second quarter of 2004 on an estimated historical combined basis, evidence of the focus on expense management.

o    Revenue growth and good expense management led to positive operating leverage as demonstrated in the efficiency ratio improvement from the second quarter of 2004, especially in the operating efficiency ratio measurement that excludes merger related expenses. The efficiency ratio for the second quarter of 2005 was 61.30%, a 28 basis point decrease from the second quarter of 2004. The operating efficiency ratio, which excludes merger expenses, was 58.46%, a 312 basis point decrease from the operating efficiency ratio in the second quarter of 2004.

o    Credit quality was outstanding during the quarter; net charge-offs were
     0.13% of average loans, down from 0.19% of average loans in the second quarter of 2004.

o    Although net income decreased 1% from the second quarter of 2004 on an estimated historical combined basis, operating net income, which excludes merger expenses, increased 6%.

o    SunTrust completed the NCF conversion of all branches and significant systems during the quarter. One-time merger expenses are on track and cost savings are ahead of expectations for 2005.

---------------

(1)  Excludes 2nd quarter 2005 merger related expenses, net of taxes, which totaled $33.6 million.

(2)  Excludes 2nd quarter 2005 merger related expenses, net of taxes, per diluted share of $.09.

(3)  Excludes 2nd quarter 2005 merger related expenses of $54.3 million, which had the effect of reducing the efficiency ratio by 284 basis points.

NR - Not reported.

FINANCIAL PERFORMANCE
---------------------

         For the quarter, reported return on average total assets (ROA) was
1.13% and return on average total equity (ROE) was 11.48%. Excluding net realized and unrealized securities gains and losses and dividends from The
Coca-Cola Company, return on average assets was 1.11% and return on average realized equity was 12.02%. Operating ROA and ROE, which excludes merger charges, was 1.21% and 12.31%, respectively.

         For the first six months of 2005, the Company reported net income of
$958.0 million, up from $748.4 million earned in the same period in 2004. Net income per diluted share was $2.64, flat from the same period in 2004. Operating net income per diluted share was $2.77 for the first six months of 2005, up 5%
from the same period in 2004. ROA for the first six months of 2005 was 1.18% and
ROE was 11.93%. Excluding net realized and unrealized securities gains and losses and dividends from The Coca-Cola Company, return on average assets was one basis point lower and return on average realized equity was 68 basis points higher than the reported returns.

REVENUE
-------

         Total revenue was $1,913.3 million for the second quarter of 2005, up from $1,507.8 million in the second quarter of 2004. On an estimated historical combined basis, total revenue was up 5% from the second quarter of 2004. On a sequential annualized basis, total revenue, excluding securities gains and losses and the net gain on sale of Receivables Capital Management (RCM)
factoring assets that occurred in the first quarter, increased 10%. Revenue growth was driven by increases in both net interest income and noninterest income.

         For the first six months of 2005, total revenue was $3,796.4 million, up from $2,966.7 million for the same period in 2004. On an estimated historical combined basis, for the first six months of 2005, total revenue was up 5% from the same period in 2004. Revenue growth for the first six months of 2005 was also driven by increases in both net interest income and noninterest income.

NET INTEREST INCOME

         Fully taxable net interest income was $1,142.4 million in the second quarter of 2005, up from $885.1 million in the second quarter of 2004. On an estimated historical combined basis, fully taxable net interest income was up 6%
from the second quarter of 2004. The primary factors driving the net interest income growth year-over-year have been strong loan growth and year-over-year improvement in net interest margin. On an estimated historical combined basis, loans have grown 13% on average from the second quarter of 2004. The net interest margin improved from 3.13% for the second quarter of 2004 to 3.16% for the second quarter of 2005. The net interest margin of 3.16% for the second quarter of 2005 was down nine basis points from the first quarter of 2005 due to a number of factors, including: 1) the reversal of the day count benefit that occurred in the first quarter; 2) the mix of both the strong incremental loan growth and how the growth was funded had a dilutive effect on net interest margin; 3) an increase in loans held for sale at a compressed margin; 4)
increases in deposit pricing to remain competitive; and 5) the impact of the flattening yield curve during the second quarter. Although net interest margin declined in the second quarter of 2005, fully taxable net interest income increased 5% in the second quarter compared to the first quarter of 2005 on a sequential annualized basis.

         For the first six months of 2005, fully taxable net interest income was
$2,271.7 million, up from $1,749.0 million for the same period in 2004. On an estimated historical combined basis for the first six months of 2005, fully taxable net interest income was up 6% from the same period in 2004.

NONINTEREST INCOME

         Total noninterest income was $770.9 million for the second quarter of
2005, up from $622.7 million for the second quarter of 2004. On an estimated historical combined basis, total noninterest income for the second quarter was up 3% from the second quarter of 2004. Comparing the second quarter to the first quarter of 2005, total noninterest income excluding securities gains and losses and the net gain on sale of RCM factoring assets that occurred in the first quarter increased 17% on a

sequential annualized basis. Drivers of the increase in noninterest income have been growth in service charge fee income, trust and investment management income and mortgage related income.

         For the first six months of 2005, noninterest income excluding securities gains and losses and the net gain on the sale of RCM factoring assets was $1,510.5 million, up from $1,221.9 million for the same period in 2004. On an estimated historical combined basis for the first six months of 2005, noninterest income excluding securities gains and losses and the net gain on the sale of RCM factoring assets was up 4% from the same period in 2004.

NONINTEREST EXPENSE
-------------------

         Total noninterest expense in the second quarter of 2005 was $1,172.8 million, up from $928.4 million for the second quarter of 2004. On an estimated historical combined basis, total noninterest expense before amortization of intangible assets and merger expenses was up 1% from the second quarter of 2004.
Comparing the second quarter to the first quarter of 2005, total noninterest expense before amortization of intangible assets and merger expenses increased
4% on a sequential annualized basis. Cost savings from the merger integration amounted to $18 million in the second quarter of 2005, bringing the total cost savings to $26 million for the first six months of 2005.

         The Company's reported efficiency ratio was 61.30% for the second quarter of 2005 compared to 60.22% for the first quarter of 2005. The operating efficiency ratio, which excludes the impact of merger expenses, was 58.46%. This compares favorably to the first quarter operating efficiency ratio of 58.85% and the adjusted operating efficiency ratio, which excludes the impact of the net gain on sale of RCM factoring assets in addition to merger expenses, of 59.48%.

         For the first six months of 2005, total noninterest expense was
$2,306.7 million, up from $1,818.2 million for the same period of 2004. For the first six months of 2005, total noninterest expense before amortization of intangible assets and merger expenses was up 3% from the same period of 2004 on an estimated historical combined basis.

BALANCE SHEET
-------------

         At June 30, 2005, SunTrust had total assets of $169.0 billion. Equity capital of $16.6 billion represented 10% of total assets. Book value per share was $45.96, up from $44.59 on March 31, 2005.

LOANS

         Average loans for the second quarter of 2005 were $107.0 billion, up from $80.9 billion for the second quarter of 2004. On an estimated historical combined basis, average loans were up 13% from the second quarter of 2004. On a sequential annualized basis, average loans grew 15% from the first quarter to the second quarter of 2005. Areas of strongest growth in the consumer category were residential real estate, home equity and consumer direct. Commercial loan growth was strong across all market segments.

DEPOSITS

         Average consumer and commercial deposits for the second quarter of 2005 were $93.1 billion, up from $73.2 billion for the second quarter of 2004. On an estimated historical combined basis, average consumer and commercial deposits for the second quarter were up 8% from the second quarter of 2004. On a sequential annualized basis, average consumer and commercial deposits grew 9%
from the first quarter to the second quarter of 2005. On a sequential annualized basis adjusted for estimated reclassifications, noninterest-bearing and time deposit growth was particularly strong in the second quarter. Time deposit growth was enhanced through a marketing campaign that began in the first quarter and continued through a portion of the second quarter.

ASSET QUALITY
-------------

         Credit quality trends continued to improve in the second quarter of
2005. Net charge-offs in the second quarter of 2005 were 0.13% of average loans, down from 0.14% of average loans in the first quarter of 2005 and 0.19% of average loans in the second quarter of 2004. Net charge-offs were $35.4 million in the second quarter of 2005 compared to $36.8 million in the first quarter of
2005.

Nonperforming assets were $380.3 million at June 30, 2005 or 0.35% of loans, other real estate owned and other repossessed assets, as compared to $392.3 million or 0.37% of loans, other real estate owned and other repossessed assets at March 31, 2005.

         Although the credit trends continued to improve, the allowance for loan and lease losses was increased to $1,036.2 million at June 30, 2005 from
$1,023.7 million at March 31, 2005 to accommodate the continuation of significant loan growth. Provision expense increased from $10.6 million in the first quarter of 2005 to $47.8 million in the second quarter of 2005 as a result of the need to increase the allowance for loan and lease losses. The allowance for loan and leases losses at June 30, 2005 represented 0.95% of loans and
296.7% of nonperforming loans. SunTrust believes its net charge-off and nonperforming asset levels continue to compare very favorably with the most recently published industry averages.

ELIMINATION OF MATERIAL WEAKNESS IN INTERNAL CONTROL OVER FINANCIAL REPORTING
-----------------------------------------------------------------------------

         SunTrust disclosed that there was a material weakness in the Company's internal control over financial reporting relating to the allowance for loan and lease losses initially in its Form 10-Q for the third quarter of 2004, in the subsequent Form 10-K for the year ended December 31, 2004 and in the Form 10-Q for the first quarter of 2005. Management has determined that SunTrust has eliminated the material weakness in internal control over financial reporting relating to the allowance for loan and lease losses through a series of remedial actions undertaken since the identification of the material weakness.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
----------------------------------------------

         To view the corresponding financial tables and information, please refer to the Investor Relations section located under "About SunTrust" on our
Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled "2nd Quarter Earnings Release" on the SunTrust homepage.

CONFERENCE CALL
---------------

         SunTrust management will host a conference call on July 19, 2005 at
8:00 a.m. (Eastern Time) to discuss the earnings results and business trends.
Individuals are encouraged to call in beginning at 7:45 a.m. (Eastern Time) by dialing 1-888-972-7805 (Passcode: 2Q05; Leader: Greg Ketron). Individuals
calling from outside the United States should dial 1-517-308-9091 (Passcode:
2Q05; Leader: Greg Ketron). A replay of the call will be available beginning
July 19, 2005 and ending August 2, 2005 at 5:00 p.m. (Eastern Time) by dialing
1-800-947-6436 (domestic) or 1-203-369-3984 (international).

         Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under "Investor Relations" located under "About SunTrust" or may be accessed directly from the SunTrust home page by clicking on the earnings-related link, "2nd Quarter Earnings Release". Beginning the afternoon of July 19, 2005, listeners may access an archived version of the presentation in the "Webcasts and Presentations" subsection found under "Investor Relations".
A link to the Investor Relations page is also found in the footer of the
SunTrust home page.

         SunTrust Banks, Inc., (NYSE: STI) headquartered in Atlanta, Georgia, is one of the nation's largest commercial banking organizations. The Company operates an extensive branch and ATM network throughout the high-growth
Southeast and Mid-Atlantic states and a full array of technology-based, 24-hour delivery channels. The Company also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust's
Internet address is suntrust.com.

                                       ###

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause
SunTrust's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K of SunTrust, in the Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and
the Quarterly Reports on Form 10-Q of NCF and in the Current Reports filed on
Form 8-K of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This press release contains certain non-GAAP measures to describe our Company's performance. The reconciliation of those measures to the most directly comparable GAAP measures can be found in the financial information contained in
Appendix A of this press release.

                                       ###



SUNTRUST BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(DOLLARS IN MILLIONS EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------
                                                                               THREE MONTHS ENDED
                                                                    ------------------------------------
                                                                        JUNE 30%
                                                                          2005                  2004              CHANGE
                                                                    ---------------------------------------------------------

EARNINGS & DIVIDENDS

Net income                                                                 $465.7                $386.6            20.5%
Total revenue                                                             1,913.3               1,507.8            26.9
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets (1)                              (1,913.4)             (1,516.8)          (26.1)

Earnings per share
     Diluted                                                                 1.28                  1.36            (5.9)
     Basic                                                                   1.30                  1.39            (6.5)

Dividends paid per common share                                              0.55                  0.50            10.0
Average shares outstanding (000s)
     Diluted                                                              363,642               283,116            28.4
     Basic                                                                359,090               279,840            28.3

CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets                                                             $165,254              $127,287            29.8%
Earning assets                                                            145,058               113,657            27.6
Loans                                                                     106,967                80,936            32.2
Consumer and commercial deposits                                           93,065                73,166            27.2
Brokered and foreign deposits                                              15,709                10,154            54.7
Shareholders' equity                                                       16,276                10,194            59.7

As of
Total assets                                                              168,953               128,177            31.8
Earning assets                                                            147,996               114,404            29.4
Loans                                                                     109,594                82,540            32.8
Allowance for loan and lease losses                                         1,036                   902            14.8
Consumer and commercial deposits                                           93,814                73,855            27.0
Brokered and foreign deposits                                              15,763                11,674            35.0
Shareholders' equity                                                       16,646                10,060            65.5

FINANCIAL RATIOS
Return on average total assets                                               1.13%              1.22%          (7.4)%
Return on average assets less net unrealized
   securities gains(1)                                                      (1.11)                (1.23)           (9.8)
Return on average total equity                                              11.48                 15.25           (24.7)
Return on average realized equity (1)                                      (12.02)               (18.30)          (34.3)
Total average shareholders' equity to total average assets                   9.85                  8.01            23.0
Net interest margin(2)                                                      (3.16)                (3.13)            1.0
Efficiency ratio(2)                                                        (61.30)               (61.58)           (0.5)
Book value per share                                                        45.96                 35.58            29.2

CAPITAL ADEQUACY
Tier 1 capital ratio                                                         7.00%(3)            (8.18)%         (14.4)%
Total capital ratio                                                         10.20 (3)            (11.87)          (14.1)
Tier 1 leverage ratio                                                        6.60 (3)             (7.53)          (12.4)

                                                                -------------------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                -------------------------------------
                                                                          JUNE 30%
                                                                             2005              2004           CHANGE
                                                                -------------------------------------------------------------

EARNINGS & DIVIDENDS

Net income                                                                $958.0               $748.4           28.0%
Total revenue                                                            3,796.4              2,966.7           28.0
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets (1)                              3,782.2              2,970.8           27.3

Earnings per share
     Diluted                                                                2.64                 2.64              -
     Basic                                                                  2.67                 2.68           (0.4)

Dividends paid per common share                                             1.10                 1.00           10.0
Average shares outstanding (000s)
     Diluted                                                             363,392              283,320           28.3
     Basic                                                               358,674              279,682           28.2

CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets                                                            $163,247             $125,571           30.0%
Earning assets                                                           142,967              112,348           27.3
Loans                                                                    105,102               80,421           30.7
Consumer and commercial deposits                                          92,022               71,764           28.2
Brokered and foreign deposits                                             14,573               10,077           44.6
Shareholders' equity                                                      16,198               10,017           61.7

As of
Total assets
Earning assets
Loans
Allowance for loan and lease losses
Consumer and commercial deposits
Brokered and foreign deposits
Shareholders' equity

FINANCIAL RATIOS
Return on average total assets                                              1.18%               1.20%         (1.7)%
Return on average assets less net unrealized
   securities gains(1)                                                      1.17                 1.19           (1.7)
Return on average total equity                                             11.93                15.02          (20.6)
Return on average realized equity (1)                                      12.61                17.69          (28.7)
Total average shareholders' equity to total average assets                  9.92                 7.98           24.3
Net interest margin(2)                                                      3.20                 3.13            2.2
Efficiency ratio(2)                                                        60.76                61.29           (0.9)
Book value per share

CAPITAL ADEQUACY
Tier 1 capital ratio
Total capital ratio
Tier 1 leverage ratio

-----------------------------------------------------------------------------------------------------------------------------


(1)  See Appendix A for a reconcilement of non-GAAP performance measures.
(2)  The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
(3)  Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

                                     Page 1



SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER FINANCIAL HIGHLIGHTS
(DOLLARS IN MILLIONS EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------------
                                                                                THREE MONTHS ENDED
                                                   ------------------------------------------------------------------------
                                                   JUNE 30         MARCH 31      DECEMBER 31      SEPTEMBER 30    JUNE 30
                                                     2005            2005           2004              2004         2004
                                                   ------------------------------------------------------------------------

EARNINGS & DIVIDENDS

Net income                                            $465.7         $492.3          $455.7           $368.8        $386.6
Total revenue                                        1,913.3        1,883.0         1,859.9          1,521.4       1,507.8
Total revenue excluding securities gains and
     losses and net gain on sale of RCM assets(1)   (1,913.4)      (1,868.8)       (1,879.3)        (1,539.6)     (1,516.8)

Earnings per share
     Diluted                                            1.28           1.36            1.26             1.30          1.36
     Basic                                              1.30           1.37            1.27             1.31          1.39

Dividends paid per common share                         0.55           0.55            0.50             0.50          0.50
Average shares outstanding (000s)
     Diluted                                         363,642        363,138         362,661          283,502       283,116
     Basic                                           359,090        358,253         357,524          280,185       279,840

CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets                                        $165,254       $161,218        $156,570         $127,128      $127,287
Earning assets                                       145,058        140,853         136,450          114,334       113,657
Loans                                                106,967        103,216         100,137           83,753        80,936
Consumer and commercial deposits                      93,065         90,968          90,601           74,122        73,166
Brokered and foreign deposits                         15,709         13,424          10,671            9,341        10,154
Shareholders' equity                                  16,276         16,119          15,819            9,993        10,194

As of
Total assets                                         168,953        164,811         158,870          127,786       128,177
Earning assets                                       147,996        143,678         138,727          114,748       114,404
Loans                                                109,594        104,761         101,426           84,618        82,540
Allowance for loan and lease losses                    1,036          1,024           1,050              893           902
Consumer and commercial deposits                      93,814         93,035          92,110           74,956        73,855
Brokered and foreign deposits                         15,763         14,499          11,252            8,141        11,674
Shareholders' equity                                  16,646         16,104          15,987           10,129        10,060

FINANCIAL RATIOS
Return on average total assets                          1.13%      1.24%          1.16%           1.15%        1.22
Return on average assets less net unrealized
      securities gains (1)                             (1.11)         (1.23)          (1.18)           (1.18)        (1.23)
Return on average total equity                         11.48          12.39           11.46            14.68         15.25
Return on average realized equity (1)                 (12.02)        (13.23)         (12.54)          (16.96)       (18.30)
Total average shareholders' equity to total
     average assets                                     9.85          10.00           10.10             7.86          8.01
Net interest margin(2)                                 (3.16)         (3.25)          (3.21)           (3.11)        (3.13)
Efficiency ratio(2)                                   (61.30)        (60.22)         (61.78)          (61.12)       (61.58)
Book value per share                                   45.96          44.59           44.30            35.79         35.58

CAPITAL ADEQUACY
Tier 1 capital ratio                                    7.00%(3)     (7.07)%         (7.16)%          (8.26)%       (8.18)
Total capital ratio                                    10.20 (3)     (10.44)         (10.36)          (11.57)       (11.87)
Tier 1 leverage ratio                                   6.60 (3)      (6.61)          (6.64)           (7.71)        (7.53)

---------------------------------------------------------------------------------------------------------------------------


(1)  See Appendix A for a reconcilement of non-GAAP performance measures.
(2)  The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
(3)  Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

                                     Page 2



SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                      AS OF JUNE 30                       INCREASE/(DECREASE)
                                                      ------------------------------------------   ------------------------------
                                                               2005                  2004                 AMOUNT           %
                                                      ---------------------------------------------------------------------------

ASSETS
Cash and due from banks                                       $4,476,229          $4,068,693             $407,536        10.0%
Interest-bearing deposits in other banks                          24,255              17,196                7,059        41.1
Trading assets                                                 2,489,467           1,807,320              682,147        37.7
Securities available for sale(1)                             (28,767,390)        (25,587,978)          (3,179,412)       12.4
Funds sold and securities purchased under
     agreements to resell                                      1,496,544           1,679,403             (182,859)      (10.9)
Loans held for sale                                            7,656,249           5,030,617            2,625,632        52.2

Loans                                                        109,594,200          82,540,230           27,053,970        32.8
Allowance for loan and lease losses                           (1,036,173)           (902,243)            (133,930)       14.8
                                                      -------------------  ------------------   ------------------
     Net loans                                               108,558,027          81,637,987           26,920,040        33.0

Goodwill                                                       6,873,111           1,164,846            5,708,265       490.0
Other intangible assets                                        1,094,803             721,428              373,375        51.8
Other assets                                                   7,516,500           6,461,055            1,055,445        16.3
                                                      -------------------  ------------------   ------------------
     TOTAL ASSETS (2)                                       $168,952,575        $128,176,523          $40,776,052        31.8
                                                      ===================  ==================   ==================

LIABILITIES
Noninterest-bearing consumer and commercial deposits         $24,514,476         $20,610,429           $3,904,047        18.9%
Interest-bearing consumer and commercial deposits             69,299,154          53,244,549           16,054,605        30.2
                                                      -------------------  ------------------   ------------------
     Total consumer and commercial deposits                   93,813,630          73,854,978           19,958,652        27.0
Brokered deposits                                             11,419,706           4,050,525            7,369,181       181.9
Foreign deposits                                               4,343,762           7,623,200           (3,279,438)      (43.0)
                                                      -------------------  ------------------   ------------------
     Total deposits                                          109,577,098          85,528,703           24,048,395        28.1

Funds purchased and securities sold under
     agreements to repurchase                                 11,911,559           8,099,685            3,811,874        47.1
Other short-term borrowings                                    2,728,111           1,438,908            1,289,203        89.6
Long-term debt                                                21,565,176          17,441,487            4,123,689        23.6
Trading liabilities                                            1,003,495           1,072,125              (68,630)       (6.4)
Other liabilities                                              5,520,940           4,535,856              985,084        21.7
                                                      -------------------  ------------------   ------------------
     TOTAL LIABILITIES                                       152,306,379         118,116,764           34,189,615        28.9
                                                      -------------------  ------------------   ------------------

SHAREHOLDERS' EQUITY
Preferred stock, no par value                                          -                   -                    -           -
Common stock, $1.00 par value                                    370,578             294,163               76,415        26.0
Additional paid in capital                                     6,763,940           1,297,555            5,466,385       421.3
Retained earnings                                              8,679,452           7,615,503            1,063,949        14.0
Treasury stock and other                                        (465,736)           (625,137)             159,401       (25.5)
Accumulated other comprehensive income                         1,297,962           1,477,675             (179,713)      (12.2)
                                                      -------------------  ------------------   ------------------

     TOTAL SHAREHOLDERS' EQUITY                               16,646,196          10,059,759            6,586,437        65.5
                                                      -------------------  ------------------   ------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $168,952,575        $128,176,523          $40,776,052        31.8
                                                      ===================  ==================   ==================

     Common shares outstanding                               362,159,995         282,726,614           79,433,381        28.1
     Common shares authorized                                750,000,000         750,000,000                    -           -
     Treasury shares of common stock                           8,418,403          11,436,143           (3,017,740)      (26.4)

---------------------------------------------------------------------------------------------------------------------------------
(1)Includes net unrealized gains of                           $2,032,317          $2,258,984            ($226,667)      (10.0)%
(2)Includes earning assets of                                147,995,788         114,403,760           33,592,028        29.4



                                     Page 3



SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               AS OF
                                                      -----------------------------------------------------------------------------
                                                          JUNE 30          MARCH 31     DECEMBER 31     SEPTEMBER 30     JUNE 30
                                                            2005            2005           2004             2004           2004
                                                      -----------------------------------------------------------------------------

ASSETS
Cash and due from banks                                  $4,476,229       $4,178,424     $3,876,741      $3,642,401     $4,068,693
Interest-bearing deposits in other banks                     24,255           17,456         15,929          19,144         17,196
Trading assets                                            2,489,467        2,516,512      2,183,645       1,885,894      1,807,320
Securities available for sale(1)                         28,767,390       29,374,017     28,941,080      24,508,764     25,587,978
Funds sold and securities purchased under
     agreements to resell                                 1,496,544        1,764,554      1,596,269       1,162,032      1,679,403
Loans held for sale                                       7,656,249        6,955,538      6,580,223       4,602,916      5,030,617

Loans                                                   109,594,200      104,760,859    101,426,172      84,617,875     82,540,230
Allowance for loan and lease losses                      (1,036,173)      (1,023,746)    (1,050,024)       (892,974)      (902,243)
                                                      --------------  --------------- --------------  --------------  -------------
     Net loans                                          108,558,027      103,737,113    100,376,148      83,724,901     81,637,987

Goodwill                                                  6,873,111        6,861,721      6,806,013       1,165,036      1,164,846
Other intangible assets                                   1,094,803        1,073,154      1,061,451         723,401        721,428
Other assets                                              7,516,500        8,332,465      7,432,285       6,351,496      6,461,055
                                                      --------------  --------------- --------------  --------------  -------------
     TOTAL ASSETS (2)                                  $168,952,575     $164,810,954   $158,869,784    $127,785,985   $128,176,523
                                                      ==============  =============== ==============  ==============  =============

LIABILITIES
Noninterest-bearing consumer and commercial deposits    $24,514,476      $24,448,291    $24,878,314     $21,009,255    $20,610,429
Interest-bearing consumer and commercial deposits        69,299,154       68,587,192     67,231,381      53,946,300     53,244,549
                                                      --------------  --------------- --------------  --------------  -------------
     Total consumer and commercial deposits              93,813,630       93,035,483     92,109,695      74,955,555     73,854,978
Brokered deposits                                        11,419,706        8,183,776      6,100,911       3,380,458      4,050,525
Foreign deposits                                          4,343,762        6,315,625      5,150,645       4,760,048      7,623,200
                                                      --------------  --------------- --------------  --------------  -------------
     Total deposits                                     109,577,098      107,534,884    103,361,251      83,096,061     85,528,703

Funds purchased and securities sold under
      agreements to repurchase                           11,911,559       10,113,705      9,342,831       8,735,483      8,099,685
Other short-term borrowings                               2,728,111        2,167,383      2,062,549       1,328,445      1,438,908
Long-term debt                                           21,565,176       22,498,447     22,127,166      18,756,590     17,441,487
Trading liabilities                                       1,003,495        1,051,095      1,098,563         816,486      1,072,125
Other liabilities                                         5,520,940        5,341,181      4,890,525       4,924,403      4,535,856
                                                      --------------  --------------- --------------  --------------  -------------

     TOTAL LIABILITIES                                  152,306,379      148,706,695    142,882,885     117,657,468    118,116,764
                                                      --------------  --------------- --------------  --------------  -------------

SHAREHOLDERS' EQUITY
Preferred stock, no par value                                     -                -              -               -              -
Common stock, $1.00 par value                               370,578          370,578        370,578         294,163        294,163
Additional paid in capital                                6,763,940        6,754,301      6,749,219       1,303,024      1,297,555
Retained earnings                                         8,679,452        8,412,574      8,118,710       7,843,069      7,615,503
Treasury stock and other                                   (465,736)        (523,790)      (528,558)       (609,245)      (625,137)
Accumulated other comprehensive income                    1,297,962        1,090,596      1,276,950       1,297,506      1,477,675
                                                      --------------  --------------- --------------  --------------  -------------

     TOTAL SHAREHOLDERS' EQUITY                          16,646,196       16,104,259     15,986,899      10,128,517     10,059,759
                                                      --------------  --------------- --------------  --------------  -------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $168,952,575     $164,810,954   $158,869,784    $127,785,985   $128,176,523
                                                      ==============  =============== ==============  ==============  =============

     Common shares outstanding                          362,159,995      361,176,868    360,840,710     283,001,181    282,726,614
     Common shares authorized                           750,000,000      750,000,000    750,000,000     750,000,000    750,000,000
     Treasury shares of common stock                      8,418,403        9,401,530      9,737,688      11,161,576     11,436,143

-----------------------------------------------------------------------------------------------------------------------------------
(1)Includes net unrealized gains of                      $2,032,317       $1,710,792     $2,010,165      $2,048,776     $2,258,984
(2)Includes earning assets of                           147,995,788      143,678,144    138,733,153     114,747,849    114,403,760


                                     Page 4



SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------
                                                                           THREE MONTHS ENDED
                                               ------------------------------------------------------------------------
                                                               JUNE 30                        INCREASE/(DECREASE)
                                               --------------------------------------  --------------------------------
                                                      2005                 2004              AMOUNT             %
                                               ------------------------------------------------------------------------

Interest income                                    $1,843,273          $1,188,074          $655,199            55.1%
Interest expense                                      719,564             315,645           403,919           128.0
                                               ------------------  ------------------  ----------------
NET INTEREST INCOME                                 1,123,709             872,429           251,280            28.8
Provision for loan losses                              47,811               2,827            44,984         1,591.2
NET INTEREST INCOME AFTER
                                               ------------------  ------------------  ----------------
 PROVISION FOR LOAN LOSSES                          1,075,898             869,602           206,296            23.7
                                               ------------------  ------------------  ----------------

NONINTEREST INCOME
Service charges on deposit accounts                   193,276             168,704            24,572            14.6
Trust and investment management income                167,503             140,366            27,137            19.3
Retail investment services                             52,624              49,839             2,785             5.6
Other charges and fees                                112,258              94,766            17,492            18.5
Investment banking income                              53,706              54,330              (624)           (1.1)
Trading account profits and commissions                31,819              31,034               785             2.5
Card fees                                              52,011              37,721            14,290            37.9
Gain on sale of RCM assets,
   net of related expenses                                  -                   -                 -               -
Other noninterest income                              107,739              54,953            52,786            96.1
Securities (losses)/gains                                 (27)             (9,048)            9,021           (99.7)
                                               ------------------  ------------------  ----------------

     Total noninterest income                         770,909             622,665           148,244            23.8
                                               ------------------  ------------------  ----------------

NONINTEREST EXPENSE
Personnel expense                                     623,284             520,922           102,362            19.7
Net occupancy expense                                  73,483              61,629            11,854            19.2
Outside processing and software                        89,282              70,619            18,663            26.4
Equipment expense                                      51,579              45,740             5,839            12.8
Marketing and customer development                     36,298              31,655             4,643            14.7
Amortization of intangible assets                      29,818              14,590            15,228           104.4
Merger expense                                         54,262                   -            54,262           100.0
Other noninterest expense                             214,819             183,294            31,525            17.2
                                               ------------------  ------------------  ----------------

     Total noninterest expense                      1,172,825             928,449           244,376            26.3
                                               ------------------  ------------------  ----------------

INCOME BEFORE INCOME TAXES                            673,982             563,818           110,164            19.5
Provision for income taxes                            208,282             177,247            31,035            17.5
                                               ------------------  ------------------  ----------------

NET INCOME                                           $465,700            $386,571           $79,129            20.5
                                               ==================  ==================  ================

Net interest income (taxable-equivalent) (1)       $1,142,429            $885,066          $257,363            29.1%

Earnings per share
  Diluted                                                1.28                1.36             (0.08)           (5.9)
  Basic                                                  1.30                1.39             (0.09)           (6.5)

Cash dividends paid per common share                     0.55                0.50              0.05            10.0
Average shares outstanding (000s)
  Diluted                                             363,642             283,116            80,526            28.4
  Basic                                               359,090             279,840            79,250            28.3

-----------------------------------------------------------------------------------------------------------------------

(1)  Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED
                                                ----------------------------------------------------------------------------------
                                                                   JUNE 30                            INCREASE/(DECREASE)
                                                -------------------------------------------   ------------------------------------
                                                        2005                   2004               AMOUNT                %
                                                ----------------------------------------------------------------------------------

Interest income                                      $3,559,295             $2,361,938          $1,197,357            50.7%
Interest expense                                      1,324,026                637,861             686,165           107.6
                                                --------------------   --------------------   -----------------
NET INTEREST INCOME                                   2,235,269              1,724,077             511,192            29.7
Provision for loan losses                                58,367                 56,664               1,703             3.0
NET INTEREST INCOME AFTER
                                                --------------------   --------------------   -----------------
 PROVISION FOR LOAN LOSSES                            2,176,902              1,667,413             509,489            30.6
                                                --------------------   --------------------   -----------------

NONINTEREST INCOME
Service charges on deposit accounts                     377,379                331,922              45,457            13.7
Trust and investment management income                  332,018                276,584              55,434            20.0
Retail investment services                              107,767                 95,577              12,190            12.8
Other charges and fees                                  223,633                187,513              36,120            19.3
Investment banking income                               103,713                 99,143               4,570             4.6
Trading account profits and commissions                  75,865                 60,424              15,441            25.6
Card fees                                               100,167                 69,415              30,752            44.3
Gain on sale of RCM assets,
   net of related expenses                               19,874                      -              19,874           100.0
Other noninterest income                                189,993                101,294              88,699            87.6
Securities (losses)/gains                                (5,686)                (4,121)             (1,565)           38.0
                                                --------------------   --------------------   -----------------

     Total noninterest income                         1,524,723              1,217,751             306,972            25.2
                                                --------------------   --------------------   -----------------

NONINTEREST EXPENSE
Personnel expense                                     1,258,077              1,027,718             230,359            22.4
Net occupancy expense                                   149,334                123,488              25,846            20.9
Outside processing and software                         172,130                136,245              35,885            26.3
Equipment expense                                       104,461                 90,825              13,636            15.0
Marketing and customer development                       67,927                 61,874               6,053             9.8
Amortization of intangible assets                        61,035                 30,230              30,805           101.9
Merger expense                                           80,000                      -              80,000           100.0
Other noninterest expense                               413,767                347,817              65,950            19.0
                                                --------------------   --------------------   -----------------

     Total noninterest expense                        2,306,731              1,818,197             488,534            26.9%
                                                --------------------   --------------------   -----------------

INCOME BEFORE INCOME TAXES                            1,394,894              1,066,967             327,927            30.7
Provision for income taxes                              436,900                318,561             118,339            37.1
                                                --------------------   --------------------   -----------------

NET INCOME                                             $957,994               $748,406            $209,588            28.0
                                                ====================   ====================   =================

Net interest income (taxable-equivalent) (1)         $2,271,655             $1,748,970            $522,685            29.9%

Earnings per share
  Diluted                                                  2.64                   2.64                   -               -
  Basic                                                    2.67                   2.68               (0.01)           (0.4)

Cash dividends paid per common share                       1.10                   1.00                0.10            10.0
Average shares outstanding (000s)
  Diluted                                               363,392                283,320              80,072            28.3
  Basic                                                 358,674                279,682              78,992            28.2

                                             ---------------------------------------------------------------------------------


                                     Page 5



SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

------------------------------------------------------------------------------------------------------------------------------

                                                                                   THREE MONTHS ENDED
                                                     -------------------------------------------------------------------------
                                                        JUNE 30       MARCH 31      DECEMBER 31    SEPTEMBER 30     JUNE 30
                                                          2005          2005           2004           2004           2004
                                                     -------------------------------------------------------------------------

Interest income                                        $1,843,273    $1,716,022      $1,604,267    $1,252,177    $1,188,074
Interest expense                                          719,564       604,462         520,063       375,303       315,645
                                                     -------------  ------------  -------------- -------------   -------------
NET INTEREST INCOME                                     1,123,709     1,111,560       1,084,204       876,874       872,429
Provision for loan losses                                  47,811        10,556          37,099        41,774         2,827
NET INTEREST INCOME AFTER
                                                     -------------  ------------  -------------- -------------   -------------
 PROVISION FOR LOAN LOSSES                              1,075,898     1,101,004       1,047,105       835,100       869,602
                                                     -------------  ------------  -------------- -------------   -------------

NONINTEREST INCOME
Service charges on deposit accounts                       193,276       184,103         196,960       171,140       168,704
Trust and investment management income                    167,503       164,515         160,526       149,673       140,366
Retail investment services                                 52,624        55,143          53,185        44,049        49,839
Other charges and fees                                    112,258       111,375         110,509        92,472        94,766
Investment banking income                                  53,706        50,007          61,671        45,916        54,330
Trading account profits and commissions                    31,819        44,046          44,032        23,343        31,034
Card fees                                                  52,011        48,156          49,308        34,716        37,721
Gain on sale of RCM assets, net of related expenses             -        19,874               -             -             -
Other noninterest income                                  107,739        82,254         102,189        84,576        54,953
Securities (losses)/gains                                     (27)       (5,659)        (19,377)      (18,193)       (9,048)
                                                     -------------  ------------  -------------- -------------   -------------
     Total noninterest income                             770,909       753,814         759,003       627,692       622,665
                                                     -------------  ------------  -------------- -------------   -------------

NONINTEREST EXPENSE
Personnel expense                                         623,284       634,793         612,861       527,734       520,922
Net occupancy expense                                      73,483        75,851          78,218        66,542        61,629
Outside processing and software                            89,282        82,848          81,368        68,657        70,619
Equipment expense                                          51,579        52,882          50,765        43,275        45,740
Marketing and customer development                         36,298        31,629          34,389        32,028        31,655
Amortization of intangible assets                          29,818        31,217          31,759        15,593        14,590
Merger expense                                             54,262        25,738          28,401             -             -
Other noninterest expense                                 214,819       198,948         231,231       176,020       183,294
                                                     -------------  ------------  -------------- -------------   -------------
     Total noninterest expense                          1,172,825     1,133,906       1,148,992       929,849       928,449
                                                     -------------  ------------  -------------- -------------   -------------

INCOME BEFORE INCOME TAXES                                673,982       720,912         657,116       532,943       563,818
Provision for income taxes                                208,282       228,618         201,387       164,177       177,247
                                                     -------------  ------------  -------------- -------------   -------------
NET INCOME                                               $465,700      $492,294        $455,729      $368,766      $386,571
                                                     =============  ============  ============== =============   =============

Net interest income (taxable-equivalent) (1)           $1,142,429    $1,129,226      $1,100,888      $893,695      $885,066

Earnings per share
  Diluted                                                    1.28          1.36            1.26          1.30          1.36
  Basic                                                      1.30          1.37            1.27          1.31          1.39

Cash dividends paid per common share                         0.55          0.55            0.50          0.50          0.50
Average shares outstanding (000s)
  Diluted                                                 363,642       363,138         362,661       283,502       283,116
  Basic                                                   359,090       358,253         357,524       280,185       279,840

------------------------------------------------------------------------------------------------------------------------------


(1)  Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

                                     Page 6



SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(DOLLARS IN MILLIONS; YIELDS ON TAXABLE-EQUIVALENT BASIS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      THREE MONTHS ENDED
                                               ------------------------------------------------------------------------------------
                                                                  JUNE 30, 2005                              MARCH 31, 2005
                                               ------------------------------------------------------------------------------------
                                                                                                                  Interest
                                                  Average          Interest                                        Income/  Yields/
                                                  Balances      Income/ Expense  Yields/Rates  Average Balances   Expense    Rates
                                               --------------   ---------------  ------------ -----------------  ---------  -------

ASSETS
Loans:
  Real estate 1-4 family                           $26,224.1         $347.8          5.31%      $23,435.7        $300.5     5.13%
  Real estate construction                           9,196.9          137.6          6.00          9,621.2         134.8     5.68
  Real estate equity                                12,134.7          173.7          5.74         11,573.7         152.8     5.35
  Real estate commercial                            12,214.5          171.9          5.64          9,537.0         124.8     5.31
  Commercial                                        32,393.4          398.6          4.94         33,423.9         394.9     4.79
  Business credit card                                 213.1            3.5          6.52            197.7           3.4     6.81
  Consumer - direct                                  5,404.7           79.3          5.88          6,767.2          96.6     5.79
  Consumer - indirect                                8,861.1          117.7          5.33          8,384.4         112.1     5.42
  Nonaccrual and restructured                          324.2            3.1          3.78            275.0           2.8     4.19
                                               -------------------------------------------    -------------------------------------
    Total loans                                    106,966.7        1,433.2          5.37        103,215.8       1,322.7     5.20
Securities available for sale:
  Taxable                                           26,526.7          293.3          4.42         26,477.7         288.3     4.36
  Tax-exempt                                           857.8           12.7          5.93            836.1          12.7     6.10
                                               -------------------------------------------    -------------------------------------
    Total securities available for sale             27,384.5          306.0          4.47         27,313.8         301.0     4.41
Funds sold and securities purchased under
     agreement to resell                             1,560.7           11.2          2.84          1,604.3           9.7     2.41
Loans held for sale                                  6,783.0           95.7          5.65          6,393.2          86.1     5.39
Interest-bearing deposits                               31.9            0.3          3.85             17.5           0.1     1.60
Trading assets                                       2,330.9           15.6          2.68          2,308.2          14.1     2.48
                                               -------------------------------------------    -------------------------------------
    Total earning assets                           145,057.7        1,862.0          5.15        140,852.8       1,733.7     4.99
Allowance for loan and lease losses                 (1,030.7)                                     (1,065.5)
Cash and due from banks                              4,368.5                                       4,309.5
Premises and equipment                               1,848.1                                       1,862.9
Other assets                                        13,218.4                                      13,225.7
Unrealized gains on securities
 available for sale                                  1,791.6                                       2,032.8
                                               -------------------------------------------    -------------------------------------
    TOTAL ASSETS                                  $165,253.6                                    $161,218.2
                                               ===========================================    =====================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                     $17,519.6          $38.6          0.88%      $17,479.8         $33.8     0.78%
  Money Market accounts                             25,472.9          102.7          1.62         24,767.4          82.1     1.34
  Savings                                            6,462.4           14.2          0.88          7,506.9          15.5     0.84
  Consumer time                                     12,122.0           81.2          2.69         12,324.0          75.1     2.47
  Other time                                         7,177.9           54.2          3.03          5,166.6          34.9     2.74
                                               -------------------------------------------    -------------------------------------
    Total interest-bearing consumer
     and commercial deposits                        68,754.8          290.9          1.70         67,244.7         241.4     1.46
  Brokered deposits                                  9,580.3           75.9          3.14          6,462.1          41.1     2.54
  Foreign deposits                                   6,128.9           43.8          2.82          6,962.3          40.0     2.30
                                               -------------------------------------------    -------------------------------------
    Total interest-bearing deposits                 84,464.0          410.6          1.95         80,669.1         322.5     1.62
Funds purchased and securities sold under
     agreements to repurchase                        9,848.0           68.0          2.73         10,134.0          56.2     2.22
Other short-term borrowings                          2,634.1           22.5          3.42          2,591.3          17.0     2.65
Long-term debt                                      21,547.2          218.5          4.07         22,197.7         208.8     3.82
                                               -------------------------------------------    -------------------------------------
    Total interest-bearing liabilities             118,493.3          719.6          2.44        115,592.1         604.5     2.12
Noninterest-bearing deposits                        24,309.7                                      23,723.1
Other liabilities                                    6,175.0                                       5,783.6
Shareholders' equity                                16,275.6                                      16,119.4
                                               --------------                                 -------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $165,253.6                                    $161,218.2
                                               ===========================================    =====================================

INTEREST RATE SPREAD                                                                 2.71%                                  2.87%
                                               -------------------------------------------    -------------------------------------

NET INTEREST INCOME - FTE                                          $1,142.4                                     $1,129.2
                                               -------------------------------------------    -------------------------------------

NET INTEREST MARGIN                                                                  3.16%                                  3.25%
                                               -------------------------------------------    -------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                     Page 7



SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(DOLLARS IN MILLIONS; YIELDS ON TAXABLE-EQUIVALENT BASIS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 THREE MONTHS ENDED
                                                -----------------------------------------------------------------------------------
                                                               DECEMBER 31, 2004                       SEPTEMBER 30, 2004
                                                -----------------------------------------------------------------------------------
                                                                 Interest
                                                   Average        Income/                    Average         Interest       Yields/
                                                  Balances        Expense   Yields/Rates     Balances    Income/ Expense     Rates
                                                --------------   ---------  ------------  -------------  ----------------  --------

ASSETS
Loans:
  Real estate 1-4 family                           $22,461.0      $285.8        5.09%     $20,722.7         $262.9           5.07
  Real estate construction                           9,054.6       121.0        5.32         4,727.8           55.5           4.67
  Real estate equity                                11,016.4       133.3        4.81         8,238.6           85.1           4.11
  Real estate commercial                             9,547.2       120.7        5.03         9,441.9          112.3           4.73
  Commercial                                        32,223.1       360.5        4.45        27,630.5          276.3           3.98
  Business credit card                                 192.6         3.2        6.69           158.0            2.7           6.80
  Consumer - direct                                  6,706.9        93.6        5.55         3,666.8           44.1           4.78
  Consumer - indirect                                8,661.6       120.1        5.52         8,882.9          124.5           5.58
  Nonaccrual and restructured                          274.1         3.4        4.90           284.0            3.8           5.38
                                                -------------------------------------    ------------------------------------------
    Total loans                                    100,137.5     1,241.6        4.93        83,753.2          967.2           4.59
Securities available for sale:
  Taxable                                           26,389.5       275.1        4.17        22,068.4          215.4           3.90
  Tax-exempt                                           848.6        13.0        6.11           800.9           12.6           6.27
                                                -------------------------------------    ------------------------------------------
    Total securities available for sale             27,238.1       288.1        4.23        22,869.3          228.0           3.99
Funds sold and securities purchased under
     agreement to resell                             1,301.2         6.0        1.82         1,403.3            5.1           1.42
Loans held for sale                                  5,607.0        74.7        5.33         4,650.8           62.6           5.39
Interest-bearing deposits                               20.9         0.1        1.35            18.5              -           0.88
Trading assets                                       2,145.7        10.5        1.94         1,639.0            6.1           1.47
                                                -------------------------------------    ------------------------------------------
    Total earning assets                           136,450.4     1,621.0        4.73       114,334.1        1,269.0           4.42
Allowance for loan and lease losses                 (1,094.5)                                 (955.4)
Cash and due from banks                              4,136.4                                 3,687.5
Premises and equipment                               1,839.9                                 1,620.4
Other assets                                        13,181.2                                 6,386.4
Unrealized gains on securities
 available for sale                                  2,056.7                                 2,055.0
                                                -------------------------------------    ------------------------------------------
    TOTAL ASSETS                                  $156,570.1                              $127,128.0
                                                =====================================    ==========================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                     $16,940.7       $28.3        0.66%     $12,999.5          $17.6           0.54
  Money Market accounts                             24,507.0        66.3        1.08        22,434.4           47.3           0.84
  Savings                                            8,139.3        16.8        0.82         7,424.7           15.8           0.85
  Consumer time                                     12,083.9        73.6        2.42         6,967.3           36.3           2.07
  Other time                                         4,748.8        30.2        2.53         3,805.7           23.1           2.41
                                                -------------------------------------    ------------------------------------------
    Total interest-bearing consumer
     and commercial deposits                        66,419.7       215.2        1.29        53,631.6          140.1           1.04
  Brokered deposits                                  5,966.1        32.3        2.11         3,546.1           16.0           1.77
  Foreign deposits                                   4,704.5        23.0        1.91         5,795.2           21.5           1.45
                                                -------------------------------------    ------------------------------------------
    Total interest-bearing deposits                 77,090.3       270.5        1.40        62,972.9          177.6           1.12
Funds purchased and securities sold under
     agreements to repurchase                        9,407.1        40.3        1.68         9,448.8           28.6           1.18
Other short-term borrowings                          2,219.7        11.5        2.06           880.6            4.1           1.84
Long-term debt                                      21,961.6       197.8        3.58        18,099.9          165.0           3.63
                                                -------------------------------------    ------------------------------------------
    Total interest-bearing liabilities             110,678.7       520.1        1.87        91,402.2          375.3           1.63
Noninterest-bearing deposits                        24,181.7                                20,490.2
Other liabilities                                    5,890.7                                 5,242.7
Shareholders' equity                                15,819.0                                 9,992.9
                                                -------------                            ------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $156,570.1                              $127,128.0
                                                =====================================    ==========================================

INTEREST RATE SPREAD                                                            2.86%                                        2.79
                                                -------------------------------------    ------------------------------------------

NET INTEREST INCOME - FTE                                       $1,100.9                                     $893.7
                                                -------------------------------------    ------------------------------------------

NET INTEREST MARGIN                                                             3.21%                                        3.11
                                                -------------------------------------    ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                  ----------------------------------------------------------
                                                                       THREE MONTHS ENDED
                                                  ----------------------------------------------------------
                                                                          JUNE 30, 2004
                                                  ----------------------------------------------------------
                                                                              Interest
                                                    Average Balances       Income/ Expense    Yields/Rates
                                                  --------------------   -----------------   ---------------

ASSETS
Loans:
  Real estate 1-4 family                                    $18,870.1             $235.9           5.00%
  Real estate construction                                    4,558.9               49.5           4.37
  Real estate equity                                          7,619.1               78.1           4.12
  Real estate commercial                                      9,426.0              106.2           4.53
  Commercial                                                 27,510.8              247.4           3.62
  Business credit card                                          151.0                2.5           6.55
  Consumer - direct                                           3,576.9               41.6           4.68
  Consumer - indirect                                         8,938.3              126.6           5.70
  Nonaccrual and restructured                                   285.3                5.8           8.14
                                                   -----------------------------------------------------
    Total loans                                              80,936.4              893.6           4.44
Securities available for sale:
  Taxable                                                    22,781.2              213.7           3.75
  Tax-exempt                                                    449.7                6.5           5.81
                                                   -----------------------------------------------------
    Total securities available for sale                      23,230.9              220.2           3.79
Funds sold and securities purchased under
     agreement to resell                                      1,562.8                4.1           1.04
Loans held for sale                                           6,141.2               76.8           5.01
Interest-bearing deposits                                        17.9                  -           0.76
Trading assets                                                1,767.9                6.0           1.36
                                                   -----------------------------------------------------
    Total earning assets                                    113,657.1            1,200.7           4.25
Allowance for loan and lease losses                            (953.7)
Cash and due from banks                                       3,732.5
Premises and equipment                                        1,617.4
Other assets                                                  6,430.3
Unrealized gains on securities
 available for sale                                           2,803.9
                                                   -----------------------------------------------------
    TOTAL ASSETS                                           $127,287.5
                                                   =====================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                              $12,811.6              $13.4           0.42%
  Money Market accounts                                      22,367.4               42.9           0.77
  Savings                                                     6,990.9               12.7           0.73
  Consumer time                                               6,988.0               34.5           1.98
  Other time                                                  3,416.6               19.7           2.32
                                                   -----------------------------------------------------
    Total interest-bearing consumer
     and commercial deposits                                 52,574.5              123.2           0.94
  Brokered deposits                                           3,668.2               17.1           1.84
  Foreign deposits                                            6,485.7               17.1           1.04
                                                   -----------------------------------------------------
    Total interest-bearing deposits                          62,728.4              157.4           1.01
Funds purchased and securities sold under
     agreements to repurchase                                10,163.3               19.9           0.78
Other short-term borrowings                                   1,004.6                3.6           1.44
Long-term debt                                               16,784.1              134.7           3.23
                                                   -----------------------------------------------------
    Total interest-bearing liabilities                       90,680.4              315.6           1.40
Noninterest-bearing deposits                                 20,591.6
Other liabilities                                             5,821.3
Shareholders' equity                                         10,194.2
                                                   -------------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $127,287.5
                                                   =====================================================

INTEREST RATE SPREAD                                                                               2.85%
                                                   -----------------------------------------------------

NET INTEREST INCOME - FTE                                                         $885.1
                                                   -----------------------------------------------------

NET INTEREST MARGIN                                                                                3.13%
                                                   -----------------------------------------------------
------------------------------------------------------------------------------------------------------------


                                     Page 8



SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(DOLLARS IN MILLIONS; YIELDS ON TAXABLE-EQUIVALENT BASIS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED
                                                   -------------------------------------------------------------------------------
                                                                 JUNE 30, 2005                           JUNE 30, 2004
                                                   -------------------------------------------------------------------------------
                                                                   Interest                                  Interest
                                                     Average       Income/      Yields/        Average        Income/     Yields/
                                                     Balances      Expense      Rates         Balances        Expense     Rates
                                                   -------------------------------------------------------------------------------

ASSETS
Loans:
  Real estate 1-4 family                             $24,837.6      $648.3       5.22%        $18,314.0       $466.4      5.09%
  Real estate construction                             9,407.9       272.4       5.84            4,552.6         98.8      4.36
  Real estate equity                                  11,855.8       326.5       5.55            7,365.5        152.0      4.15
  Real estate commercial                              10,883.1       296.6       5.50            9,360.5        213.1      4.58
  Commercial                                          32,905.9       793.6       4.86           27,987.5        497.6      3.58
  Business credit card                                   205.4         6.8       6.66              145.5          4.8      6.64
  Consumer - direct                                    6,082.2       175.9       5.83            3,555.0         83.8      4.74
  Consumer - indirect                                  8,624.0       229.8       5.37            8,832.9        256.9      5.85
  Nonaccrual and restructured                            299.7         5.9       3.97              307.2         11.8      7.71
                                                   -----------------------------------      ------------------------------------
    Total loans                                      105,101.6     2,755.8       5.29           80,420.7      1,785.2      4.46
Securities available for sale:
  Taxable                                             26,502.4       581.5       4.39           22,621.9        426.6      3.77
  Tax-exempt                                             847.0        25.5       6.01              407.1         12.2      5.99
                                                   -----------------------------------      ------------------------------------
    Total securities available for sale               27,349.4       607.0       4.44           23,029.0        438.8      3.81
Funds sold and securities purchased under
agreement to resell                                    1,582.4        20.9       2.62            1,401.7          7.4      1.05
Loans held for sale                                    6,589.1       181.9       5.52            5,728.6        144.0      5.03
Interest-bearing deposits                                 24.7         0.4       3.06               16.6          0.1      0.80
Trading assets                                         2,319.6        29.7       2.58            1,751.1         11.3      1.30
                                                   -----------------------------------      ------------------------------------
    Total earning assets                             142,966.8     3,595.7       5.07          112,347.7      2,386.8      4.27
Allowance for loan and lease losses                   (1,048.0)                                   (953.7)
Cash and due from banks                                4,339.2                                   3,551.8
Premises and equipment                                 1,855.4                                   1,614.7
Other assets                                          13,222.2                                   6,318.0
Unrealized gains on securities
 available for sale                                    1,911.5                                   2,692.1
                                                   -----------------------------------      ------------------------------------
    TOTAL ASSETS                                    $163,247.1                                $125,570.6
                                                   ===================================      ====================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                       $17,499.8       $72.4       0.83%        $12,571.8        $25.1      0.40%
  Money Market accounts                               25,122.1       184.8       1.48           22,252.1         85.2      0.77
  Savings                                              6,981.8        29.8       0.86            6,662.6         22.9      0.69
  Consumer time                                       12,222.5       156.3       2.58            7,128.4         72.1      2.03
  Other time                                           6,177.8        89.0       2.91            3,404.5         39.6      2.34
                                                   --------------------------------------     ----------------------------------
    Total interest-bearing consumer
     and commercial deposits                          68,004.0       532.3       1.58           52,019.4        244.9      0.95
  Brokered deposits                                    8,029.8       117.0       2.90            3,785.6         39.6      2.07
  Foreign deposits                                     6,543.2        83.8       2.55            6,291.7         33.5      1.05
                                                   --------------------------------------     ----------------------------------
    Total interest-bearing deposits                   82,577.0       733.1       1.79           62,096.7        318.0      1.03
Funds purchased and securities sold under
agreements to repurchase                               9,990.2       124.2       2.47           10,169.4         39.7      0.77
Other short-term borrowings                            2,612.8        39.4       3.04            1,871.5         14.6      1.57
Long-term debt                                        21,870.7       427.3       3.94           16,098.5        265.5      3.32
                                                   --------------------------------------     ----------------------------------
    Total interest-bearing liabilities               117,050.7     1,324.0       2.28           90,236.1        637.8      1.42
Noninterest-bearing deposits                          24,018.0                                  19,744.2
Other liabilities                                      5,980.5                                   5,573.1
Shareholders' equity                                  16,197.9                                  10,017.2
                                                   ------------                               --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $163,247.1                                $125,570.6
                                                   ======================================     ==================================

INTEREST RATE SPREAD                                                             2.79%                                    2.85%
                                                   --------------------------------------     ----------------------------------

NET INTEREST INCOME                                               $2,271.7                                   $1,749.0
                                                   --------------------------------------     ----------------------------------

NET INTEREST MARGIN                                                              3.20%                                    3.13%
                                                   --------------------------------------     ----------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                                     Page 9



SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER OTHER FINANCIAL DATA
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           THREE MONTHS ENDED
                                                                  -------------------------------------------------------------
                                                                       JUNE 30               MARCH 31%
                                                                        2005                   2005                CHANGE
                                                                  -------------------------------------------------------------

CREDIT DATA

Allowance for loan and lease losses - beginning                      $1,023,746             $1,050,024              (2.5)%
Allowance from acquisitions and other activity - net                          -                      -                 -
Provision for loan losses                                                47,811                 10,556             352.9
Charge-offs
     Commercial                                                         (19,779)               (16,610)             19.1
     Real estate
          Construction                                                   (1,191)                  (797)             49.4
          Residential mortgages                                          (8,856)                (8,473)              4.5
          Other                                                            (393)                  (825)            (52.4)
     Consumer loans                                                     (35,582)               (38,388)             (7.3)
                                                                  -----------------    -------------------
            Total charge-offs                                           (65,801)               (65,093)              1.1
                                                                  -----------------    -------------------
Recoveries
     Commercial                                                           9,278                  9,737              (4.7)
     Real estate
          Construction                                                      312                    191              63.4
          Residential mortgages                                           3,860                  1,974              95.5
          Other                                                             556                    338              64.5
     Consumer loans                                                      16,411                 16,019               2.4
                                                                  -----------------    -------------------
            Total recoveries                                             30,417                 28,259               7.6
                                                                  -----------------    -------------------
Net charge-offs                                                         (35,384)               (36,834)             (3.9)
                                                                  -----------------    -------------------
Allowance for loan and lease losses - ending                         $1,036,173             $1,023,746               1.2
                                                                  =================    ===================

Net charge-offs to average loans                                           0.13%                 0.14%            (7.1)

Period Ended
Nonaccrual loans
     Commercial                                                        $116,609               $116,386               0.2%
     Real estate
          Construction                                                   50,311                 36,793              36.7
          Residential mortgages                                         102,201                112,166              (8.9)
          Other                                                          36,456                 45,192             (19.3)
     Consumer loans                                                      22,441                 26,520             (15.4)
                                                                  -----------------    -------------------
            Total nonaccrual loans                                      328,018                337,057              (2.7)
Restructured loans                                                       21,236                 20,071               5.8
                                                                  -----------------    -------------------
Total nonperforming loans                                               349,254                357,128              (2.2)
     Other real estate owned (OREO)                                      25,263                 27,555              (8.3)
     Other repossessed assets                                             5,786                  7,662             (24.5)
                                                                  -----------------    -------------------
Total nonperforming assets                                             $380,303               $392,345              (3.1)
                                                                  =================    ===================

Total nonperforming loans to total loans                                   0.32%                 0.34%            (5.9)%
Total nonperforming assets to total loans plus
      OREO and other repossessed assets                                    0.35                   0.37              (5.4)
Allowance to period-end loans                                              0.95                   0.98              (3.1)
Allowance to nonperforming loans                                          296.7                  286.7               3.5

------------------------------------------------------------------------------------------------------------------------------

                                                       -----------------------------------------------------------
                                                                                 THREE MONTHS ENDED
                                                       -----------------------------------------------------------
                                                                DECEMBER 31        SEPTEMBER 30         JUNE 30
                                                                   2004                2004               2004
                                                       -----------------------------------------------------------

CREDIT DATA

Allowance for loan and lease losses - beginning                 $892,974            $902,243           $936,972
Allowance from acquisitions and other activity - net             173,844                   -                  -
Provision for loan losses                                         37,099              41,774              2,827
Charge-offs
     Commercial                                                  (24,335)            (36,709)           (20,024)
     Real estate
          Construction                                            (1,002)             (2,310)              (102)
          Residential mortgages                                   (7,912)             (5,652)            (8,647)
          Other                                                   (1,218)             (1,032)            (1,756)
     Consumer loans                                              (51,352)            (32,524)           (36,665)
                                                          ------------------   -----------------    --------------
            Total charge-offs                                    (85,819)            (78,227)           (67,194)
                                                          ------------------   -----------------    --------------
Recoveries
     Commercial                                                   14,295              11,511             12,520
     Real estate
          Construction                                                61                  29                 19
          Residential mortgages                                    2,826               2,738              2,176
          Other                                                      679                 350                248
     Consumer loans                                               14,065              12,556             14,675
                                                          ------------------   -----------------    --------------
            Total recoveries                                      31,926              27,184             29,638
                                                          ------------------   -----------------    --------------
Net charge-offs                                                  (53,893)            (51,043)           (37,556)
                                                          ------------------   -----------------    --------------
Allowance for loan and lease losses - ending                  $1,050,024            $892,974           $902,243
                                                          ==================   =================    ==============

Net charge-offs to average loans                                    0.21%              0.24%             0.19%

Period Ended
Nonaccrual loans
     Commercial                                                 $130,961            $114,793           $143,071
     Real estate
          Construction                                            32,842              24,341             20,363
          Residential mortgages                                  104,452              69,812             63,919
          Other                                                   36,684              32,699             37,778
     Consumer loans                                               49,302              21,482             17,779
                                                          ------------------   -----------------    --------------
            Total nonaccrual loans                               354,241             263,127            282,910
Restructured loans                                                19,049              19,725             18,189
                                                          ------------------   -----------------    --------------
Total nonperforming loans                                        373,290             282,852            301,099
     Other real estate owned (OREO)                               28,619              10,934             14,246
     Other repossessed assets                                      8,749              10,431              9,076
                                                          ------------------   -----------------    --------------
Total nonperforming assets                                      $410,658            $304,217           $324,421
                                                          ==================   =================    ==============
Total nonperforming loans to total loans                            0.37%              0.33%             0.36%
Total nonperforming assets to total loans plus
      OREO and other repossessed assets                             0.40                0.36               0.39
Allowance to period-end loans                                       1.04                1.06               1.09
Allowance to nonperforming loans                                   281.3               315.7              299.7

----------------------------------------------------   -----------------------------------------------------------



                                     Page 10



SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE
(DOLLARS IN THOUSANDS)

                                                       ----------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED
                                                       ----------------------------------------------------------------------------
                                                            JUNE 30         MARCH 31      DECEMBER 31   SEPTEMBER 30      JUNE 30
                                                              2005            2005           2004           2004           2004
                                                       ----------------------------------------------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE

Net income                                                   $465,700        $492,294       $455,729       $368,766       $386,571
Securities losses/(gains), net of tax                              17           3,509         12,595         11,825          5,881
                                                       ---------------   -------------  -------------  -------------  -------------
Net income excluding securities gains and losses              465,717         495,803        468,324        380,591        392,452
The Coca-Cola Company dividend, net of tax                    (12,027)        (12,028)       (10,739)       (10,740)       (10,739)
                                                       ---------------   -------------  -------------  -------------  -------------
Net income excluding securities gains and losses and
     The Coca-Cola Company dividend                          $453,690        $483,775       $457,585       $369,851       $381,713
                                                       ===============   =============  =============  =============  =============

Total average assets                                     $165,253,589    $161,218,222   $156,570,092   $127,127,968   $127,287,458
Average net unrealized securities gains                    (1,791,566)     (2,032,787)    (2,056,737)    (2,054,978)    (2,803,917)
                                                       ---------------   -------------  -------------  -------------  -------------
Average assets less net unrealized securities gains      $163,462,023    $159,185,435   $154,513,355   $125,072,990   $124,483,541
                                                       ===============   =============  =============  =============  =============

Total average equity                                      $16,275,567     $16,119,430    $15,818,968     $9,992,905    $10,194,201
Average accumulated other comprehensive income             (1,139,477)     (1,285,278)    (1,304,553)    (1,318,332)    (1,804,833)
                                                       ---------------   -------------  -------------  -------------  -------------
Total average realized equity                             $15,136,090     $14,834,152    $14,514,415     $8,674,573     $8,389,368
                                                       ===============   =============  =============  =============  =============

Return on average total assets                                   1.13%          1.24%         1.16%         1.15%         1.22%
Impact of excluding net realized and unrealized
     securities gains/losses and The Coca-Cola Company
     dividend                                                   (0.02)          (0.01)          0.02           0.03           0.01
                                                       ---------------   -------------  -------------  -------------  -------------
Return on average total assets less net unrealized
      securities gains(1)                                        1.11%          1.23%         1.18%         1.18%         1.23%
                                                       ===============   =============  =============  =============  =============

Return on average total shareholders' equity                    11.48%         12.39%        11.46%        14.68%        15.25%
Impact of excluding net unrealized securities gains              0.54            0.84           1.08           2.28           3.05
                                                       ---------------   -------------  -------------  -------------  -------------
Return on average realized shareholders' equity  (2)            12.02%         13.23%        12.54%        16.96%        18.30%
                                                       ===============   =============  =============  =============  =============

Noninterest income                                           $770,909        $753,814       $759,003       $627,692       $622,665
Securities losses/(gains)                                          27           5,659         19,377         18,193          9,048
Gain on sale of RCM assets, net of related expenses                 -         (19,874)             -              -              -
                                                       ---------------   -------------  -------------  -------------  -------------
Total noninterest income excluding securities gains
     and losses and net gain on sale of RCM assets(3)        $770,936        $739,599       $778,380       $645,885       $631,713
                                                       ===============   =============  =============  =============  =============

Net interest income                                        $1,123,709      $1,111,560     $1,084,204       $876,874       $872,429
FTE adjustment                                                 18,720          17,666         16,684         16,821         12,637
                                                       ---------------   -------------  -------------  -------------  -------------
Net interest income - FTE                                   1,142,429       1,129,226      1,100,888        893,695        885,066
Noninterest income                                            770,909         753,814        759,003        627,692        622,665
                                                       ---------------   -------------  -------------  -------------  -------------
Total revenue                                               1,913,338       1,883,040      1,859,891      1,521,387      1,507,731
Securities losses/(gains)                                          27           5,659         19,377         18,193          9,048
Gain on sale of RCM assets, net of related expenses                 -         (19,874)             -              -              -
                                                       ---------------   -------------  -------------  -------------  -------------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets(3)                 $1,913,365      $1,868,825     $1,879,268     $1,539,580     $1,516,779
                                                       ===============   =============  =============  =============  =============

                                                                 ----------------------------------------
                                                                             SIX MONTHS ENDED
                                                                 ----------------------------------------
                                                                                  JUNE 30
                                                                          2005                 2004
                                                                 ----------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE

Net income                                                               $957,994            $748,406
Securities losses/(gains), net of tax                                       3,525               2,679
                                                                 --------------------    ----------------
Net income excluding securities gains and losses                          961,519             751,085
The Coca-Cola Company dividend, net of tax                                (24,056)            (21,478)
                                                                 --------------------    ----------------
Net income excluding securities gains and losses and
     The Coca-Cola Company dividend                                      $937,463            $729,607
                                                                 ====================    ================

Total average assets                                                 $163,247,052        $125,570,602
Average net unrealized securities gains                                (1,911,510)         (2,692,110)
                                                                 --------------------    ----------------
Average assets less net unrealized securities gains                  $161,335,542        $122,878,492
                                                                 ====================    ================

Total average equity                                                  $16,197,929         $10,017,242
Average accumulated other comprehensive income                         (1,211,975)         (1,725,273)
                                                                 --------------------    ----------------
Total average realized equity                                         $14,985,954          $8,291,969
                                                                 ====================    ================

Return on average total assets                                               1.18%             1.20%
Impact of excluding net realized and unrealized securities
     gains/losses and The Coca-Cola Company dividend                        (0.01)              (0.01)
                                                                 --------------------    ----------------
Return on average total assets less net unrealized
      securities gains(1)                                                    1.17%              1.19%
                                                                 ====================    ================

Return on average total shareholders' equity                                11.93%             15.02%
Impact of excluding net unrealized securities gains                          0.68                2.67
                                                                 --------------------    ----------------
Return on average realized shareholders' equity  (2)                        12.61%             17.69%
                                                                 ====================    ================

Noninterest income                                                     $1,524,723          $1,217,751
Securities losses/(gains)                                                   5,686               4,121
Gain on sale of RCM assets, net of related expenses                       (19,874)                  -
                                                                 --------------------    ----------------
Total noninterest income excluding securities gains and losses
     and net gain on sale of RCM assets(3)                             $1,510,535          $1,221,872
                                                                 ====================    ================

Net interest income                                                    $2,235,269          $1,724,077
FTE adjustment                                                             36,386              24,893
                                                                 --------------------    ----------------
Net interest income - FTE                                               2,271,655           1,748,970
Noninterest income                                                      1,524,723           1,217,751
                                                                 --------------------    ----------------
Total revenue                                                           3,796,378           2,966,721
Securities losses/(gains)                                                   5,686               4,121
Gain on sale of RCM assets, net of related expenses                       (19,874)                  -
                                                                 --------------------    ----------------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets(3)                             $3,782,190          $2,970,842
                                                                 ====================    ================




                                                                    --------------------------------------------
                                                                                THREE MONTHS ENDED
                                                                    --------------------------------------------

                                                                        JUNE 30          MARCH 31%(4)
                                                                         2005              2005          CHANGE
                                                                    --------------------------------------------

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT

Noninterest bearing deposits                                              $24,309,721      $23,723,080    2.5%
NOW accounts                                                               17,519,608       17,479,848     0.2
Savings                                                                     6,462,425        7,506,923   (13.9)
                                                                    ------------------ ----------------
Total average low cost consumer and commercial deposits                   $48,291,754      $48,709,851    (0.9)
                                                                    ================== ================

                                                                       ---------------------------------------------
                                                                                    THREE MONTHS ENDED
                                                                       ---------------------------------------------

                                                                         JUNE (30)       JUNE (30)           %
                                                                          (2005)          (2004)          CHANGE
                                                                       ---------------------------------------------

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT

Noninterest bearing deposits                                            $24,309,721      $20,591,615         18.1%
NOW accounts                                                             17,519,608       12,811,554         36.7
Savings                                                                   6,462,425        6,990,929         (7.6)
                                                                       ---------------  -------------
Total average low cost consumer and commercial deposits                 $48,291,754      $40,394,098         19.6
                                                                       ===============  =============


--------------------------------------------------------------------------------

(1)  SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company.
     The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven.
     The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.
(2)  The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola
     Company dividend, by average realized shareholders' equity.
(3)  SunTrust presents total noninterest income and total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.
(4)  Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

                                    Page 11



SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, CONTINUED
(DOLLARS IN THOUSANDS)

                                                                         ---------------------------------------------------------
                                                                                 THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                         ---------------------------------------------------------
                                                                              JUNE 30            MARCH 31            JUNE 30
                                                                               2005               2005                 2005
                                                                         ---------------------------------------------------------

SELECTED NON-GAAP OPERATING MEASURES AND ADJUSTED OPERATING MEASURES
PRESENTED IN THE PRESS RELEASE (1)
--------------------------------------------------------------------

 Net income                                                                     $465,700            $492,294            $957,994
 Merger expense, net of tax                                                       33,642              15,958              49,600
                                                                         ----------------    ----------------    ----------------
 Operating net income                                                            499,342             508,252           1,007,594
 Net gain on sale of RCM assets, net of tax                                            -             (12,322)            (12,322)
                                                                         ----------------    ----------------    ----------------
 Adjusted operating net income                                                  $499,342            $495,930            $995,272
                                                                         ================    ================    ================
 Diluted earnings per share                                                        $1.28               $1.36               $2.64
 Impact of excluding merger expense                                                 0.09                0.04                0.13
                                                                         ----------------    ----------------    ----------------
 Operating diluted earnings per share                                               1.37                1.40                2.77
 Impact of net gain on sale of RCM assets                                              -               (0.03)              (0.03)
                                                                         ----------------    ----------------    ----------------
 Adjusted operating diluted earnings per share                                     $1.37               $1.37               $2.74
                                                                         ================    ================    ================

 Total revenue                                                                $1,913,338          $1,883,040          $3,796,378
 Securities losses                                                                    27               5,659               5,686
 Net gain on sale of RCM assets                                                        -             (19,874)            (19,874)
                                                                         ----------------    ----------------    ----------------
 Adjusted total revenue                                                       $1,913,365          $1,868,825          $3,782,190
                                                                         ================    ================    ================
 Noninterest income                                                             $770,909            $753,814          $1,524,723
 Net gain on sale of RCM assets                                                        -             (19,874)            (19,874)
                                                                         ----------------    ----------------    ----------------
 Noninterest income excluding net gain on sale of RCM assets                    $770,909            $733,940          $1,504,849
                                                                         ================    ================    ================
 Noninterest expense                                                          $1,172,825          $1,133,906          $2,306,731
 Merger expense                                                                  (54,262)            (25,738)            (80,000)
                                                                         ----------------    ----------------    ----------------
 Noninterest expense excluding merger expense                                 $1,118,563          $1,108,168          $2,226,731
                                                                         ================    ================    ================
 Efficiency ratio                                                                  61.30%             60.22%             60.76%
 Impact of excluding merger expense                                                (2.84)              (1.37)              (2.11)
                                                                         ----------------    ----------------    ----------------
 Operating efficiency ratio                                                        58.46               58.85               58.65
 Impact of net gain on sale of RCM assets                                              -                0.63                0.31
                                                                         ----------------    ----------------    ----------------
 Adjusted operating efficiency ratio                                               58.46%             59.48%             58.96%
                                                                         ================    ================    ================
 Return on average total assets                                                     1.13%              1.24%              1.18%
 Impact of excluding merger expense                                                 0.08                0.04                0.06
                                                                         ----------------    ----------------    ----------------
 Operating return on average total assets(2)                                        1.21%              1.28%              1.24%
                                                                         ================    ================    ================
 Return on average total shareholders' equity                                      11.48%             12.39%             11.93%
 Impact of excluding merger expense                                                 0.83                0.40                0.61
                                                                         ----------------    ----------------    ----------------
 Operating return on average total shareholders' equity (3)                        12.31%             12.79%             12.54%
                                                                         ================    ================    ================


-------------------------------------------------------------------------------
(1)  SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate
     NCF's operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.
(2)  Computed by dividing annualized operating net income by average total assets.
(3)  Computed by dividing annualized operating net income by average total shareholders' equity.

                                    Page 12



SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - ACTUAL
APPENDIX B TO THE PRESS RELEASE

                                                           ------------------------------------------------------------------------
                                                                                THREE MONTHS ENDED
                                                           ------------------------------------------------------------------------
                                                             JUNE 30       MARCH 31       INCREASE/(DECREASE)         SEQUENTIAL
                                                               2005          2005         AMOUNT            %       ANNUALIZED(1) %
                                                           ------------------------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                         $1,123,709     $1,111,560       $12,149         1.1%        4.4%

Provision for loan losses                                       47,811         10,556        37,255       352.9           NM
                                                           ------------  -------------   -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                           1,075,898      1,101,004       (25,106)       (2.3)        (9.1)
                                                           ------------  -------------   -----------

NONINTEREST INCOME

Deposit and other fees (2)                                     357,545        343,634        13,911         4.0         16.2
Trust and investment management income                         167,503        164,515         2,988         1.8          7.3
Broker / dealer revenue (3)                                    138,149        149,196       (11,047)       (7.4)       (29.6)
Other noninterest income                                       107,739         82,254        25,485        31.0           NM
                                                           ------------  -------------   -----------
   Noninterest income before securities (losses)/gains
     and net gain on sale of RCM assets(4)                     770,936        739,599        31,337         4.2         16.9
Gain on sale of RCM assets, net of related expenses                  -         19,874       (19,874)     (100.0)          NM
                                                           ------------  -------------   -----------
   Noninterest income before securities (losses)/gains         770,936        759,473        11,463         1.5          6.0
Securities (losses)/gains                                          (27)        (5,659)        5,632       (99.5)          NM
                                                           ------------  -------------   -----------
     Total noninterest income                                  770,909        753,814        17,095         2.3          9.1
                                                           ------------  -------------   -----------

NONINTEREST EXPENSE

Personnel expense                                              623,284        634,793       (11,509)       (1.8)        (7.3)
Net occupancy expense                                           73,483         75,851        (2,368)       (3.1)       (12.5)
Outside processing and software                                 89,282         82,848         6,434         7.8         31.1
Equipment expense                                               51,579         52,882        (1,303)       (2.5)        (9.9)
Marketing and customer development                              36,298         31,629         4,669        14.8         59.0
Other noninterest expense                                      214,819        198,948        15,871         8.0         31.9
                                                           ------------  -------------   -----------
   Noninterest expense before amortization of
   intangible assets and merger expense(5)                   1,088,745      1,076,951        11,794         1.1          4.4
Amortization of intangible assets                               29,818         31,217        (1,399)       (4.5)       (17.9)
Merger expense                                                  54,262         25,738        28,524       110.8           NM
                                                           ------------  -------------   -----------
     Total noninterest expense                               1,172,825      1,133,906        38,919         3.4         13.7
                                                           ------------  -------------   -----------

INCOME BEFORE INCOME TAXES                                     673,982        720,912       (46,930)       (6.5)       (26.0)
Provision for income taxes                                     208,282        228,618       (20,336)       (8.9)       (35.6)
                                                           ------------  -------------   -----------
NET INCOME                                                     465,700        492,294       (26,594)       (5.4)       (21.6)
Merger expense, net of tax                                      33,642         15,958        17,684       110.8           NM
                                                           ------------  -------------   -----------
OPERATING NET INCOME                                           499,342        508,252        (8,910)       (1.8)        (7.0)
Net gain on sale of RCM assets, net of tax                           -        (12,322)       12,322      (100.0)          NM
                                                           ------------  -------------   -----------
ADJUSTED OPERATING NET INCOME                                 $499,342       $495,930        $3,412         0.7          2.8
                                                           ============  =============   ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                         $1,123,709     $1,111,560       $12,149         1.1%        4.4%
FTE adjustment                                                  18,720         17,666         1,054         6.0         23.9
                                                           ------------  -------------   -----------
Net interest income - FTE                                    1,142,429      1,129,226        13,203         1.2          4.7
Noninterest income                                             770,909        753,814        17,095         2.3          9.1
                                                           ------------  -------------   -----------
Total revenue                                                1,913,338      1,883,040        30,298         1.6          6.4
Securities losses/(gains)                                           27          5,659        (5,632)      (99.5)          NM
Net gain on sale of RCM assets                                       -        (19,874)       19,874      (100.0)          NM
                                                           ------------  -------------   -----------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets                     $1,913,365     $1,868,825       $44,540         2.4          9.5
                                                           ============  =============   ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans 6, (8)
Commercial                                                     $32,508        $33,518       ($1,010)       (3.0)%      (12.1)%
Real estate 1-4 family                                          26,324         23,527         2,797        11.9         47.6
Real estate commercial and construction                         21,496         19,224         2,272        11.8         47.3
Real estate equity                                              12,135         11,574           561         4.8         19.4
Consumer (7)                                                    14,291         15,175          (884)       (5.8)       (23.3)
Credit cards                                                       213            198            15         7.6         30.3
                                                           ------------  -------------   -----------
     Total loans                                              $106,967       $103,216        $3,751         3.6         14.5
                                                           ============  =============   ===========

Average deposits(8)
Noninterest bearing deposits                                   $24,310        $23,723          $587         2.5%        9.9%
NOW accounts                                                    17,520         17,480            40         0.2          0.9
Money Market accounts                                           25,473         24,767           706         2.9         11.4
Savings                                                          6,462          7,507        (1,045)      (13.9)       (55.7)
Consumer and other time                                         19,300         17,491         1,809        10.3         41.4
                                                           ------------  -------------   -----------
   Total consumer and commercial deposits                       93,065         90,968         2,097         2.3          9.2
Brokered and foreign deposits                                   15,709         13,424         2,285        17.0         68.1
                                                           ------------  -------------   -----------
     Total deposits                                           $108,774       $104,392        $4,382         4.2         16.8
                                                           ============  =============   ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                              $328,018       $337,057       ($9,039)       (2.7)%      (10.7)%
Restructured loans                                              21,236         20,071         1,165         5.8         23.2
                                                           ------------  -------------   -----------
   Total nonperforming loans                                   349,254        357,128        (7,874)       (2.2)        (8.8)
Other real estate owned (OREO)                                  25,263         27,555        (2,292)       (8.3)       (33.3)
Other repossessed assets                                         5,786          7,662        (1,876)      (24.5)       (97.9)
                                                           ------------  -------------   -----------
     Total nonperforming assets                               $380,303       $392,345      ($12,042)       (3.1)       (12.3)
                                                           ============  =============   ===========

Allowance for loan and lease losses                         $1,036,173     $1,023,746       $12,427         1.2          4.9
                                                           ============  =============   ===========


-------------------------------------------------------------------------------
(1)  Multiply percentage change by 4 to calculate sequential annualized change.
     Any sequential annualized change over 100 percent is labled as "NM." Those changes over 100 percent were not considered to be meaningful.
(2)  Includes service charges on deposits, card and other charges and fees.
(3)  Includes retail investment services, investment banking income and trading account profits and commissions.
(4)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.
(5)  The Company presents noninterest expense before amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.
(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
(7)  Includes consumer direct and consumer indirect loans.
(8)  See Appendix C for the impact of the estimated reclassification adjustments resulting from the April 22, 2005 NCF systems conversion.

                                    Page 13



SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - HISTORICAL COMBINED GROWTH
APPENDIX B TO THE PRESS RELEASE, CONTINUED

The 2nd quarter and year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis. See page 15 for a reconcilement of these historical combined amounts.

                                                         ------------------------------------------------------------------
                                                                                    HISTORICAL COMBINED
                                                         ------------------------------------------------------------------
                                                                                     THREE MONTHS ENDED
                                                         ------------------------------------------------------------------
                                                                        JUNE 30                     INCREASE/(DECREASE)
                                                                2005               2004              AMOUNT           %
                                                         ------------------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                          $1,123,709         $1,066,415           $57,294           5.4%

Provision for loan losses                                        47,811             15,672            32,139         205.1
                                                         ---------------   ----------------   ---------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                            1,075,898          1,050,743            25,155           2.4
                                                         ---------------   ----------------   ---------------

NONINTEREST INCOME

Deposit and other fees (1)                                      357,545            355,631             1,914           0.5
Trust and investment management income                          167,503            156,352            11,151           7.1
Broker / dealer revenue (2)                                     138,149            161,914           (23,765)        (14.7)
Other noninterest income                                        107,739             81,998            25,741          31.4
                                                         ---------------   ----------------   ---------------
   Noninterest income before securities (losses)/gains
     and net gain on sale of RCM assets(3)                      770,936            755,895            15,041           2.0
Gain on sale of RCM assets, net of related expenses                   -                  -                 -             -
                                                         ---------------   ----------------   ---------------
   Noninterest income before securities (losses)/gains          770,936            755,895            15,041           2.0
Securities (losses)/gains                                           (27)            (8,982)            8,955         (99.7)
                                                         ---------------   ----------------   ---------------
     Total noninterest income                                   770,909            746,913            23,996           3.2
                                                         ---------------   ----------------   ---------------

NONINTEREST EXPENSE

Personnel expense                                               623,284            598,729            24,555           4.1
Net occupancy expense                                            73,483             75,042            (1,559)         (2.1)
Outside processing and software                                  89,282             77,680            11,602          14.9
Equipment expense                                                51,579             52,934            (1,355)         (2.6)
Marketing and customer development                               36,298             35,788               510           1.4
Other noninterest expense                                       214,819            235,442           (20,623)         (8.8)
                                                         ---------------   ----------------   ---------------
   Noninterest expense before amortization of
   intangible assets and merger expense(4)                    1,088,745          1,075,615            13,130           1.2
Amortization of intangible assets                                29,818             27,491             2,327           8.5
Merger expense                                                   54,262                  -            54,262         100.0
                                                         ---------------   ----------------   ---------------
     Total noninterest expense                                1,172,825          1,103,106            69,719           6.3
                                                         ---------------   ----------------   ---------------

INCOME BEFORE INCOME TAXES                                      673,982            694,550           (20,568)         (3.0)
Provision for income taxes                                      208,282            222,888           (14,606)         (6.6)
                                                         ---------------   ----------------   ---------------
NET INCOME                                                      465,700            471,662            (5,962)         (1.3)
Merger expense, net of tax                                       33,642                  -            33,642         100.0
                                                         ---------------   ----------------   ---------------
OPERATING NET INCOME                                            499,342            471,662            27,680           5.9
Net gain on sale of RCM assets, net of tax                            -                  -                 -             -
                                                         ---------------   ----------------   ---------------
ADJUSTED OPERATING NET INCOME                                  $499,342           $471,662           $27,680           5.9
                                                         ===============   ================   ===============

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                          $1,123,709         $1,066,415           $57,294           5.4%
FTE adjustment (5)                                               18,720             15,017             3,703          24.7
                                                         ---------------   ----------------   ---------------
Net interest income - FTE                                     1,142,429          1,081,432            60,997           5.6
Noninterest income                                              770,909            746,913            23,996           3.2
                                                         ---------------   ----------------   ---------------
Total revenue                                                 1,913,338          1,828,345            84,993           4.6
Securities losses/(gains)                                            27              8,982            (8,955)        (99.7)
Net gain on sale of RCM assets                                        -                  -                 -             -
                                                         ---------------   ----------------   ---------------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets                      $1,913,365         $1,837,327           $76,038           4.1
                                                         ===============   ================   ===============

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (6)
Commercial                                                      $32,508            $31,775              $733           2.3%
Real estate 1-4 family                                           26,324             20,018             6,306          31.5
Real estate commercial and construction                          21,496             17,864             3,632          20.3
Real estate equity                                               12,135              9,497             2,638          27.8
Consumer (7)                                                     14,291             15,382            (1,091)         (7.1)
Credit cards                                                        213                167                46          27.5
                                                         ---------------   ----------------   ---------------
     Total loans                                               $106,967            $94,703           $12,264          12.9
                                                         ===============   ================   ===============

Average deposits
Noninterest bearing deposits                                    $24,310            $23,292            $1,018           4.4%
NOW accounts                                                     17,520             15,090             2,430          16.1
Money Market accounts                                            25,473             24,207             1,266           5.2
Savings                                                           6,462              8,697            (2,235)        (25.7)
Consumer and other time                                          19,300             15,270             4,030          26.4
                                                         ---------------   ----------------   ---------------
   Total consumer and commercial deposits                        93,065             86,556             6,509           7.5
Brokered and foreign deposits                                    15,709             12,677             3,032          23.9
                                                         ---------------   ----------------   ---------------
     Total deposits                                            $108,774            $99,233            $9,541           9.6
                                                         ===============   ================   ===============

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                               $328,018           $320,548            $7,470           2.3%
Restructured loans                                               21,236             18,189             3,047          16.8
                                                         ---------------   ----------------   ---------------
   Total nonperforming loans                                    349,254            338,737            10,517           3.1
Other real estate owned (OREO)                                   25,263             36,865           (11,602)        (31.5)
Other repossessed assets                                          5,786             14,201            (8,415)        (59.3)
                                                         ---------------   ----------------   ---------------
     Total nonperforming assets                                $380,303           $389,803           ($9,500)         (2.4)
                                                         ===============   ================   ===============

Allowance for loan and lease losses                          $1,036,173         $1,080,681          ($44,508)         (4.1)
                                                         ===============   ================   ===============

--------------------------------------------------------------------------------

                                                          ----------------------------------------------------------------------
                                                                                     HISTORICAL COMBINED
                                                          ----------------------------------------------------------------------
                                                                                       SIX MONTHS ENDED
                                                          ----------------------------------------------------------------------
                                                                           JUNE 30                        INCREASE/(DECREASE)
                                                                   2005                2004               AMOUNT            %
                                                          ----------------------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                             $2,235,269          $2,109,134            $126,135          6.0%

Provision for loan losses                                           58,367              81,597             (23,230)       (28.5)
                                                          -----------------   -----------------   -----------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                               2,176,902           2,027,537             149,365          7.4
                                                          -----------------   -----------------   -----------------

NONINTEREST INCOME

Deposit and other fees (1)                                         701,179             692,753               8,426          1.2
Trust and investment management income                             332,018             309,068              22,950          7.4
Broker / dealer revenue (2)                                        287,345             307,617             (20,272)        (6.6)
Other noninterest income                                           189,993             145,636              44,357         30.5
                                                          -----------------   -----------------   -----------------
   Noninterest income before securities (losses)/gains
     and net gain on sale of RCM assets(3)                       1,510,535           1,455,074              55,461          3.8
Gain on sale of RCM assets, net of related expenses                 19,874                   -              19,874        100.0
                                                          -----------------   -----------------   -----------------
   Noninterest income before securities (losses)/gains           1,530,409           1,455,074              75,335          5.2
Securities (losses)/gains                                           (5,686)              6,863             (12,549)      (182.9)
                                                          -----------------   -----------------   -----------------
     Total noninterest income                                    1,524,723           1,461,937              62,786          4.3
                                                          -----------------   -----------------   -----------------

NONINTEREST EXPENSE

Personnel expense                                                1,258,077           1,184,646              73,431          6.2
Net occupancy expense                                              149,334             150,308                (974)        (0.6)
Outside processing and software                                    172,130             149,895              22,235         14.8
Equipment expense                                                  104,461             105,252                (791)        (0.8)
Marketing and customer development                                  67,927              69,036              (1,109)        (1.6)
Other noninterest expense                                          413,767             440,673             (26,906)        (6.1)
                                                          -----------------   -----------------   -----------------
   Noninterest expense before amortization of
   intangible assets and merger expense(4)                       2,165,696           2,099,810              65,886          3.1
Amortization of intangible assets                                   61,035              56,770               4,265          7.5
Merger expense                                                      80,000                   -              80,000        100.0
                                                          -----------------   -----------------   -----------------
     Total noninterest expense                                   2,306,731           2,156,580             150,151          7.0
                                                          -----------------   -----------------   -----------------

INCOME BEFORE INCOME TAXES                                       1,394,894           1,332,894              62,000          4.7
Provision for income taxes                                         436,900             409,153              27,747          6.8
                                                          -----------------   -----------------   -----------------
NET INCOME                                                         957,994             923,741              34,253          3.7
Merger expense, net of tax                                          49,600                   -              49,600        100.0
                                                          -----------------   -----------------   -----------------
OPERATING NET INCOME                                             1,007,594             923,741              83,853          9.1
Net gain on sale of RCM assets, net of tax                         (12,322)                  -             (12,322)      (100.0)
                                                          -----------------   -----------------   -----------------
ADJUSTED OPERATING NET INCOME                                     $995,272            $923,741             $71,531          7.7
                                                          =================   =================   =================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                             $2,235,269          $2,109,134            $126,135          6.0%
FTE adjustment (5)                                                  36,386              29,378               7,008         23.9
                                                          -----------------   -----------------   -----------------
Net interest income - FTE                                        2,271,655           2,138,512             133,143          6.2
Noninterest income                                               1,524,723           1,461,937              62,786          4.3
                                                          -----------------   -----------------   -----------------
Total revenue                                                    3,796,378           3,600,449             195,929          5.4
Securities losses/(gains)                                            5,686              (6,863)             12,549        182.9
Net gain on sale of RCM assets                                     (19,874)                  -             (19,874)      (100.0)
                                                          -----------------   -----------------   -----------------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets                         $3,782,190          $3,593,586            $188,604          5.2
                                                          =================   =================   =================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (6)
Commercial                                                         $33,011             $32,202                $809          2.5%
Real estate 1-4 family                                              24,931              19,402               5,529         28.5
Real estate commercial and construction                             20,370              17,767               2,603         14.7
Real estate equity                                                  11,856               9,170               2,686         29.3
Consumer (7)                                                        14,729              15,222                (493)        (3.2)
Credit cards                                                           205                 161                  44         27.3
                                                          -----------------   -----------------   -----------------
     Total loans                                                  $105,102             $93,924             $11,178         11.9
                                                          =================   =================   =================

Average deposits
Noninterest bearing deposits                                       $24,018             $22,352              $1,666          7.5%
NOW accounts                                                        17,500              14,792               2,708         18.3
Money Market accounts                                               25,122              24,139                 983          4.1
Savings                                                              6,982               8,376              (1,394)       (16.6)
Consumer and other time                                             18,400              15,422               2,978         19.3
                                                          -----------------   -----------------   -----------------
   Total consumer and commercial deposits                           92,022              85,081               6,941          8.2
Brokered and foreign deposits                                       14,573              12,484               2,089         16.7
                                                          -----------------   -----------------   -----------------
     Total deposits                                               $106,595             $97,565              $9,030          9.3
                                                          =================   =================   =================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans
Restructured loans

   Total nonperforming loans
Other real estate owned (OREO)
Other repossessed assets

     Total nonperforming assets

Allowance for loan and lease losses


--------------------------------------------------------------------------------
(1)  Includes service charges on deposits, card and other charges and fees.
(2)  Includes retail investment services, investment banking income and trading account profits and commissions.
(3)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.
(4)  The Company presents noninterest expense before amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.
(5)  NCF's FTE adjustments were reduced $4.4 million and $9.1 million from the second quarter and first six months of 2004, respectively, to conform to
     SunTrust's methodology.
(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
(7)  Includes consumer direct and consumer indirect loans.

                                    Page 14



SUNTRUST BANKS, INC. AND SUBSIDIARIES
SUNTRUST / NCF - SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, CONTINUED

                                                                   ------------------------------------------------------------
                                                                                          THREE MONTHS ENDED
                                                                   ------------------------------------------------------------
                                                                                              JUNE 30, 2004
                                                                   ------------------------------------------------------------
                                                                       SUNTRUST                 NCF          HISTORICAL COMBINED
                                                                   -----------------   ------------------   ---------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                        $872,429             $193,986            $1,066,415

Provision for loan losses                                                     2,827               12,845                15,672
                                                                   -----------------   ------------------   -------------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                          869,602              181,141             1,050,743
                                                                   -----------------   ------------------   -------------------

NONINTEREST INCOME

Deposit and other fees (1)                                                  301,191               54,440               355,631
Trust and investment management income                                      140,366               15,986               156,352
Broker / dealer revenue (2)                                                 135,203               26,711               161,914
Other noninterest income                                                     54,953               27,045                81,998
                                                                   -----------------   ------------------   -------------------
   Noninterest income before securities (losses)/gains                      631,713              124,182               755,895
Securities (losses)/gains                                                    (9,048)                  66                (8,982)
                                                                   -----------------   ------------------   -------------------
     Total noninterest income                                               622,665              124,248               746,913
                                                                   -----------------   ------------------   -------------------

NONINTEREST EXPENSE

Personnel expense                                                           520,922               77,807               598,729
Net occupancy expense                                                        61,629               13,413                75,042
Outside processing and software                                              70,619                7,061                77,680
Equipment expense                                                            45,740                7,194                52,934
Marketing and customer development                                           31,655                4,133                35,788
Other noninterest expense                                                   183,294               52,148               235,442
                                                                   -----------------   ------------------   -------------------
   Noninterest expense before amortization of
   intangible assets                                                        913,859              161,756             1,075,615
Amortization of intangible assets                                            14,590               12,901                27,491
                                                                   -----------------   ------------------   -------------------
     Total noninterest expense                                              928,449              174,657             1,103,106
                                                                   -----------------   ------------------   -------------------

INCOME BEFORE INCOME TAXES                                                  563,818              130,732               694,550
Provision for income taxes                                                  177,247               45,641               222,888
                                                                   -----------------   ------------------   -------------------
NET INCOME                                                                 $386,571              $85,091              $471,662
                                                                   =================   ==================   ===================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                        $872,429             $193,986            $1,066,415
FTE adjustment (3)                                                           12,637                2,380                15,017
                                                                   -----------------   ------------------   -------------------
Net interest income - FTE                                                   885,066              196,366             1,081,432
Noninterest income                                                          622,665              124,248               746,913
                                                                   -----------------   ------------------   -------------------
Total revenue                                                             1,507,731              320,614             1,828,345
Securities losses/(gains)                                                     9,048                  (66)                8,982
                                                                   -----------------   ------------------   -------------------
Total revenue excluding securities gains and losses                      $1,516,779             $320,548            $1,837,327
                                                                   =================   ==================   ===================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial                                                                  $27,654               $4,121               $31,775
Real estate 1-4 family                                                       18,934                1,084                20,018
Real estate commercial and construction                                      14,043                3,821                17,864
Real estate equity                                                            7,619                1,878                 9,497
Consumer (5)                                                                 12,535                2,847                15,382
Credit cards                                                                    151                   16                   167
                                                                   -----------------   ------------------   -------------------
     Total loans                                                            $80,936              $13,767               $94,703
                                                                   =================   ==================   ===================

Average deposits
Noninterest bearing deposits                                                $20,591               $2,701               $23,292
NOW accounts                                                                 12,812                2,278                15,090
Money Market accounts                                                        22,367                1,840                24,207
Savings                                                                       6,991                1,706                 8,697
Consumer and other time                                                      10,405                4,865                15,270
                                                                   -----------------   ------------------   -------------------
   Total consumer and commercial deposits                                    73,166               13,390                86,556
Brokered and foreign deposits                                                10,154                2,523                12,677
                                                                   -----------------   ------------------   -------------------
     Total deposits                                                         $83,320              $15,913               $99,233
                                                                   =================   ==================   ===================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                           $282,910              $37,638              $320,548
Restructured loans                                                           18,189                    -                18,189
                                                                   -----------------   ------------------   -------------------
   Total nonperforming loans                                                301,099               37,638               338,737
Other real estate owned (OREO)                                               14,246               22,619                36,865
Other repossessed assets                                                      9,076                5,125                14,201
                                                                   -----------------   ------------------   -------------------
     Total nonperforming assets                                            $324,421              $65,382              $389,803
                                                                   =================   ==================   ===================

Allowance for loan and lease losses                                        $902,243             $178,438            $1,080,681
                                                                   =================   ==================   ===================

-------------------------------------------------------------------------------------------------------------------------------

                                                         -------------------------------------------------------------
                                                                                 SIX MONTHS ENDED
                                                         -------------------------------------------------------------
                                                                                 JUNE 30, 2004
                                                         -------------------------------------------------------------
                                                             SUNTRUST                NCF           HISTORICAL COMBINED
                                                         ------------------   -------------------  ---------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                             $1,724,077              $385,057           $2,109,134

Provision for loan losses                                           56,664                24,933               81,597
                                                         ------------------   -------------------  -------------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                               1,667,413               360,124            2,027,537
                                                         ------------------   -------------------  -------------------

NONINTEREST INCOME

Deposit and other fees (1)                                         588,850               103,903              692,753
Trust and investment management income                             276,584                32,484              309,068
Broker / dealer revenue (2)                                        255,144                52,473              307,617
Other noninterest income                                           101,294                44,342              145,636
                                                         ------------------   -------------------  -------------------
   Noninterest income before securities (losses)/gains           1,221,872               233,202            1,455,074
Securities (losses)/gains                                           (4,121)               10,984                6,863
                                                         ------------------   -------------------  -------------------
     Total noninterest income                                    1,217,751               244,186            1,461,937
                                                         ------------------   -------------------  -------------------

NONINTEREST EXPENSE

Personnel expense                                                1,027,718               156,928            1,184,646
Net occupancy expense                                              123,488                26,820              150,308
Outside processing and software                                    136,245                13,650              149,895
Equipment expense                                                   90,825                14,427              105,252
Marketing and customer development                                  61,874                 7,162               69,036
Other noninterest expense                                          347,817                92,856              440,673
                                                         ------------------   -------------------  -------------------
   Noninterest expense before amortization of
   intangible assets                                             1,787,967               311,843            2,099,810
Amortization of intangible assets                                   30,230                26,540               56,770
                                                         ------------------   -------------------  -------------------
     Total noninterest expense                                   1,818,197               338,383            2,156,580
                                                         ------------------   -------------------  -------------------

INCOME BEFORE INCOME TAXES                                       1,066,967               265,927            1,332,894
Provision for income taxes                                         318,561                90,592              409,153
                                                         ------------------   -------------------  -------------------
NET INCOME                                                        $748,406              $175,335             $923,741
                                                         ==================   ===================  ===================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                             $1,724,077              $385,057           $2,109,134
FTE adjustment (3)                                                  24,893                 4,485               29,378
                                                         ------------------   -------------------  -------------------
Net interest income - FTE                                        1,748,970               389,542            2,138,512
Noninterest income                                               1,217,751               244,186            1,461,937
                                                         ------------------   -------------------  -------------------
Total revenue                                                    2,966,721               633,728            3,600,449
Securities losses/(gains)                                            4,121               (10,984)              (6,863)
                                                         ------------------   -------------------  -------------------
Total revenue excluding securities gains and losses             $2,970,842              $622,744           $3,593,586
                                                         ==================   ===================  ===================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial                                                         $28,143                $4,059              $32,202
Real estate 1-4 family                                              18,383                 1,019               19,402
Real estate commercial and construction                             13,976                 3,791               17,767
Real estate equity                                                   7,365                 1,805                9,170
Consumer (5)                                                        12,409                 2,813               15,222
Credit cards                                                           145                    16                  161
                                                         ------------------   -------------------  -------------------
     Total loans                                                   $80,421               $13,503              $93,924
                                                         ==================   ===================  ===================

Average deposits
Noninterest bearing deposits                                       $19,744                $2,608              $22,352
NOW accounts                                                        12,572                 2,220               14,792
Money Market accounts                                               22,252                 1,887               24,139
Savings                                                              6,663                 1,713                8,376
Consumer and other time                                             10,533                 4,889               15,422
                                                         ------------------   -------------------  -------------------
   Total consumer and commercial deposits                           71,764                13,317               85,081
Brokered and foreign deposits                                       10,077                 2,407               12,484
                                                         ------------------   -------------------  -------------------
     Total deposits                                                $81,841               $15,724              $97,565
                                                         ==================   ===================  ===================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans
Restructured loans

   Total nonperforming loans
Other real estate owned (OREO)
Other repossessed assets

     Total nonperforming assets

Allowance for loan and lease losses



--------------------------------------------------------------------------------
(1)  Includes service charges on deposits, card and other charges and fees.
(2)  Includes retail investment services, investment banking income and trading account profits and commissions.
(3)  NCF's FTE adjustments were reduced $4.4 million and $9.1 million from the second quarter and first six months of 2004, respectively, to conform to
     SunTrust methodology.
(4)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
(5)  Includes consumer direct and consumer indirect loans.

                                    Page 15



SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES - ADJUSTED (1)
APPENDIX C TO THE PRESS RELEASE
(DOLLARS IN MILLIONS)

                                           -----------------------------------------------------------------------------------------
                                                                                THREE MONTHS ENDED
                                           -----------------------------------------------------------------------------------------
                                                             JUNE 30                                       MARCH 31
                                                               2005                                          2005
                                           -----------------------------------------------------------------------------------------
                                             Average                                        Average
                                            Balances -       Estimated                     Balances -      Estimated
                                            Reported      Reclassification  As Adjusted     Reported    Reclassification As Adjusted
                                           -----------   ----------------- --------------  ------------ ---------------- -----------

LOANS
Real estate 1-4 family                         $26,224.1      $528.8          $26,752.9      $23,435.7     $2,163.4      $25,599.1
Real estate construction                         9,196.9      (234.5)           8,962.4        9,621.2       (959.3)       8,661.9
Real estate equity                              12,134.7      (104.4)          12,030.3       11,573.7       (427.1)      11,146.6
Real estate commercial                          12,214.5       827.8           13,042.3        9,537.0      3,386.1       12,923.1
Commercial                                      32,393.4      (762.7)          31,630.7       33,423.9     (3,120.0)      30,303.9
Business credit card                               213.1           -              213.1          197.7            -          197.7
Consumer - direct                                5,404.7      (467.7)           4,937.0        6,767.2     (1,913.4)       4,853.8
Consumer - indirect                              8,861.1       197.4            9,058.5        8,384.4        807.6        9,192.0
Nonaccrual and restructured                        324.2        15.3              339.5          275.0         62.7          337.7
                                           -------------- -----------      --------------  ------------- ---------------------------
    Total loans                               $106,966.7          $-         $106,966.7     $103,215.8           $-     $103,215.8
                                           ============== ===========      ==============  ============= ===========================

DEPOSITS
Noninterest-bearing deposits                   $24,309.7       $15.0          $24,324.7      $23,723.1        $61.4      $23,784.5
NOW accounts                                    17,519.6        (4.6)          17,515.0       17,479.8        (18.8)      17,461.0
Money Market accounts                           25,472.9       205.4           25,678.3       24,767.4        840.2       25,607.6
Savings                                          6,462.4      (215.8)           6,246.6        7,506.9       (882.8)       6,624.1
Consumer time                                   12,122.0      (565.5)          11,556.5       12,324.0     (2,313.4)      10,010.6
Other time                                       7,177.9       565.5            7,743.4        5,166.6      2,313.4        7,480.0
                                           -------------- -----------      --------------  ------------- ---------------------------
    Total consumer and commercial deposits      93,064.5           -           93,064.5       90,967.8            -       90,967.8
Brokered deposits                                9,580.3           -            9,580.3        6,462.1            -        6,462.1
Foreign deposits                                 6,128.9           -            6,128.9        6,962.3            -        6,962.3
                                           --------------------------      --------------  ------------- ---------------------------
    Total deposits                            $108,773.7          $-         $108,773.7     $104,392.2           $-     $104,392.2
                                           ============== ===========      ==============  ============= ===========================

                                                                                         Adjusted
                                                                    Adjusted            Sequential
                                                Adjusted              Growth            Annualized
                                                 Growth               Rate             Growth Rate(2)
                                          -------------------  ------------------   -------------------

LOANS
Real estate 1-4 family                         $1,153.8                4.5%                  18.0%
Real estate construction                          300.5                3.5                    13.9
Real estate equity                                883.7                7.9                    31.7
Real estate commercial                            119.2                0.9                     3.7
Commercial                                      1,326.8                4.4                    17.5
Business credit card                               15.4                7.8                    31.2
Consumer - direct                                  83.2                1.7                     6.9
Consumer - indirect                              (133.5)              (1.5)                   (5.8)
Nonaccrual and restructured                         1.8                0.5                     2.1
                                           ------------------
    Total loans                                $3,750.9                3.6                    14.5
                                           ==================

DEPOSITS
Noninterest-bearing deposits                     $540.2                2.3%                   9.1%
NOW accounts                                       54.0                0.3                     1.2
Money Market accounts                              70.7                0.3                     1.1
Savings                                          (377.5)              (5.7)                  (22.8)
Consumer time                                   1,545.9               15.4                    61.8
Other time                                        263.4                3.5                    14.1
                                           ------------------
    Total consumer and commercial deposits      2,096.7                2.3                     9.2
Brokered deposits                               3,118.2               48.3                      NM
Foreign deposits                                 (833.4)             (12.0)                  (47.9)
                                           ------------------
    Total deposits                             $4,381.5                4.2                    16.8
                                           ==================



--------------------------------------------------------------------------------
(1)  As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits. The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations. The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.
(2)  Multiply percentage change by 4 to calculate sequential annualized change.
     Any sequential annualized change over 100 percent is labled as "NM." Those changes over 100 percent were not considered to be meaningful.

                                    Page 16